As filed with the Securities and Exchange Commission on November 1, 2002.
                                               Commission File Nos. 333-73850
                                                                    811-08664

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-4

REGISTRATION STATEMENT UNDER
THE SECURITIES ACT OF 1933                                             [ ]

Pre-Effective Amendment No.                                            [ ]

Post-Effective Amendment No.    4                                      [X]

                                     and/or

REGISTRATION STATEMENT UNDER
THE INVESTMENT COMPANY ACT OF 1940

Amendment No. 34                                                       [X]

                      Jackson National Separate Account - I
                           (Exact Name of Registrant)

                     Jackson National Life Insurance Company
                               (Name of Depositor)

                    1 Corporate Way, Lansing, Michigan 48951
              (Address of Depositor's Principal Executive Offices)

        Depositor's Telephone Number, including Area Code: (517) 381-5500

                                Susan Rhee, Esq.
                     Jackson National Life Insurance Company
                                 1 Corporate Way
                                Lansing, MI 48951
                     (Name and Address of Agent for Service)

                                    Copy to:
                                Joan Boros, Esq.
                                 Jorden Burt LLP
                        1025 Thomas Jefferson St., N.W.
                                 Suite 400 East
                           Washington, D.C. 20007-0805

It is  proposed   that  this   filing  will  become   effective

         immediately upon filing pursuant to paragraph (b)
----
         on _________________ pursuant to paragraph (b)
----
 X       60 days after filing pursuant to paragraph (a)(1)
----
         on (date) pursuant to paragraph (a)(1) of Rule 485
----
If appropriate, check the following box:

---- This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Title of Securities Being Registered
         Variable Portion of Individual Deferred Variable Annuity Contracts

                      JACKSON NATIONAL SEPARATE ACCOUNT - I
                     REFERENCE TO ITEMS REQUIRED BY FORM N-4

N-4 Item                                            Caption in Prospectus or
                                                    Statement of Additional
                                                    Information relating to
                                                    each Item


Part A. Information Required in a Prospectus        Prospectus

1.      Cover Page                                  Cover Page

2.      Definitions                                 Not Applicable

3.      Synopsis                                    Key Facts; Fee Table

4.      Condensed Financial Information             Not Applicable


5.      General Description of Registrant,          Jackson National; The
        Depositor and Portfolio Companies           Separate Account;
                                                    Investment Divisions

6.      Deductions and Expenses                     Contract Charges

7.      General Description of Variable             The Annuity Contract;
        Annuity Contracts                           Purchases; Transfers;
                                                    Access To Your Money;
                                                    Income Payments (The
                                                    Income Phase); Death
                                                    Benefit; Other
                                                    Information

8.      Annuity Period                              Income Payments (The
                                                    Income Phase)

9.      Death Benefit                               Death Benefit

10.     Purchases and Contract Value                Purchases

11.     Redemptions                                 Access To Your Money

12.     Taxes                                       Taxes; Additional Tax
                                                    Information

13.     Legal Proceedings                           Other Information

14.     Table of Contents of the Statement of       Table of Contents of
        Additional Information                      Statement of Additional
                                                    Information

Part B. Information Required in Statement of        Statement of
        Additional Information                      Additional Information

15.     Cover Page                                  Cover Page

16.     Table of Contents                           Table of Contents

17.     General Information and History             General Information
                                                    and History

18.     Services                                    Services

19.     Purchase of Securities Being Offered        Purchase of Securities
                                                    Being Offered

20.     Underwriters                                Underwriters

21.     Calculation of Performance Data             Calculation of
                                                    Performance

22.     Annuity Payments                            Net Investment
                                                    Factor

23.     Financial Statements                        Financial Statements

Part C.

Information required to be included in Part C is set forth under the appropriate item, so numbered, in Part C of this Registration Statement.

Explanatory Note

This Registration Statement contains 44 Series of the JNL Series Trust and 5 Series of the JNL Variable Fund LLC. The Registrant undertakes to update this Explanatory Note, as needed, each time a Post-Effective Amendment is filed.

This Amendment to the Registration Statement on Form N-4 (the "Registration Statement") is being filed pursuant to Rule 485(a) under the Securities Act of 1933, as amended. This Amendment is being filed to describe in the prospectus the availability of a Guaranteed Minimum Withdrawal Benefit Endorsement. This Amendment also includes certain other changes made to the prospectus since May 1, 2002. It does not, however, include any changes to the Statement of Additional Information contained in the Registration Statement. Accordingly, this Amendment does not otherwise delete, amend or supercede any other Statement of Additional Information contained in the Registration Statement.

                                PERSPECTIVE FOCUS

                          FIXED AND VARIABLE ANNUITY(SM)

                                    ISSUED BY

                 JACKSON NATIONAL LIFE INSURANCE COMPANY(R) AND

                       JACKSON NATIONAL SEPARATE ACCOUNT I

The CONTRACTS offered in this prospectus are the variable portions of individual and group, flexible premium, fixed and variable deferred annuity contracts, with:

>> 4 FIXED ACCOUNTS, including 2 Guaranteed Fixed Accounts (with guaranteed periods of 1 and 3 years) and 2 DCA+ Fixed Accounts (used for certain dollar cost averaging transfers), each of which offers a minimum interest rate that is guaranteed by Jackson National Life Insurance Company ("we" or "us"), as may be made available by us, or as may be otherwise limited by us;

>> 49 INVESTMENT DIVISIONS of Jackson National Separate Account I (the "Separate Account") each of which purchases shares of one Fund of JNL Series Trust or JNL Variable Fund LLC, mutual funds with a full range of investment objectives;

>> A BASE CONTRACT designed to facilitate your RETIREMENT SAVINGS or other long-term investment purposes by permitting you to:

     o accumulate savings for your retirement on a TAX-DEFERRED BASIS during the ACCUMULATION PHASE on a fixed, variable, or fixed and variable basis;

     o receive income payments in the INCOME PHASE on a fixed, variable, or fixed and variable basis;

     o receive a basic DEATH BENEFIT, if you die before the income phase, that will never be less than the total premiums (minus withdrawals, charges and taxes) you have paid us (compounded at 2%); and

     o have significant ACCESS TO YOUR CONTRACT VALUES without incurring a withdrawal charge in the event of certain serious health-related emergencies;

>> A variety of OPTIONAL FEATURES that, for additional charges, give you the flexibility to add additional benefits to your base contract, according to your personal preferences, including:

     o    4 types of OPTIONAL DEATH BENEFITS;

     o a "CONTRACT ENHANCEMENT" (under which we credit your contract values with 2% of each premium payment you make in the first contract year);

     o a GUARANTEED MINIMUM WITHDRAWAL BENEFIT (that permits you to make periodic withdrawals, prior to the income date that, in total, equal the amount of net premium payments made (if elected after issue, the contract value, less any recapture charges, will be used instead of the net premium payment at issue) The guarantee is effective if periodic withdrawals taken within any one contract year do not exceed 7% of net premium payments); and

     o a GUARANTEED MINIMUM INCOME BENEFIT (that guarantees a minimum fixed income benefit under certain life contingent options after a period of at least 10 contract years, subject to specific conditions).

EXPENSES FOR A CONTRACT WITH A CONTRACT ENHANCEMENT WILL BE HIGHER THAN THOSE FOR A CONTRACT WITHOUT A CONTRACT ENHANCEMENT, AND IN SOME CASES THE AMOUNT OF A CONTRACT ENHANCEMENT MAY BE MORE THAN OFFSET BY THOSE EXPENSES.

WE OFFER OTHER VARIABLE ANNUITY PRODUCTS THAT OFFER DIFFERENT PRODUCT FEATURES, BENEFITS AND CHARGES.

EFFECTIVE SEPTEMBER 30, 2002, PERSPECTIVE FOCUS FIXED AND VARIABLE ANNUITY WILL NO LONGER BE AVAILABLE FOR PURCHASE BY NON-NATURAL OWNERS (ENTITIES) OTHER THAN QUALIFIED PLANS AND CERTAIN TRUSTS.


================================================================================

PLEASE READ THIS PROSPECTUS BEFORE YOU PURCHASE A CONTRACT. IT CONTAINS IMPORTANT INFORMATION ABOUT THE CONTRACT THAT YOU SHOULD KNOW BEFORE INVESTING. YOU SHOULD KEEP THIS PROSPECTUS FOR FUTURE REFERENCE.

To learn more about the Perspective Focus Fixed and Variable Annuity, you can obtain a free copy of the Statement of Additional Information (SAI) dated May 1, 2002, by calling us at (800) 766-4683 or by writing us at: Annuity Service Center, P.O. Box 378002, Denver, Colorado 80237-8002. The SAI has been filed with the Securities and Exchange Commission (SEC) and is legally a part of this prospectus. The Table of Contents of the SAI appears at the end of this prospectus. The SEC maintains a website (http://www.sec.gov) that contains the SAI, material incorporated by reference and other information regarding registrants that file electronically with the SEC.
================================================================================

THE SEC HAS NOT APPROVED OR DISAPPROVED THE PERSPECTIVE FOCUS FIXED AND VARIABLE ANNUITY OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. IT IS A CRIMINAL OFFENSE TO REPRESENT OTHERWISE.

--------------------------------------------------------------------------------
o Not FDIC/NCUA insured o Not Bank/CU guaranteed o May lose value o Not a deposit o Not insured by any federal agency
--------------------------------------------------------------------------------



 "JNL(R)," "Jackson National(R)" and "Jackson National Life(R)" are trademarks of Jackson National Life Insurance Company.

                                 _________, 2002


                                TABLE OF CONTENTS


KEY FACTS................................................................................................................1
FEE TABLE................................................................................................................4
THE ANNUITY CONTRACT....................................................................................................15
JACKSON NATIONAL........................................................................................................15
THE GUARANTEED FIXED ACCOUNTS...........................................................................................16
THE SEPARATE ACCOUNT....................................................................................................16
INVESTMENT DIVISIONS....................................................................................................16
CONTRACT CHARGES........................................................................................................24
PURCHASES...............................................................................................................29
TRANSFERS...............................................................................................................31
ACCESS TO YOUR MONEY....................................................................................................31
INCOME PAYMENTS (THE INCOME PHASE)......................................................................................36
DEATH BENEFIT...........................................................................................................40
TAXES...................................................................................................................44
OTHER INFORMATION.......................................................................................................46
PRIVACY POLICY..........................................................................................................40
TABLE OF CONTENTS OF STATEMENT OF ADDITIONAL INFORMATION................................................................49

APPENDIX
A.......................................................................................................................
A-1

APPENDIX B..............................................................................................................B-1
APPENDIX C..............................................................................................................C-1



                                    KEY FACTS

THE ANNUITY CONTRACT

Your Contract  permits you to accumulate your contract values

     o on a fixed basis through allocations to one of our fixed accounts (the "FIXED ACCOUNTS"), including two Guaranteed Fixed

          Accounts (with guaranteed periods of 1 and 3 years) and two DCA+ Fixed Accounts (used in connection with certain dollar cost averaging transfers), as may be made available by us, or as may be otherwise limited by us. There may be periods when we do not offer any Fixed Accounts, or impose special transfer requirements on the Fixed Accounts or

     o on a variable basis, by allocations to one or more of the investment divisions of our Separate Account (the "INVESTMENT DIVISIONS"). (We refer to the Fixed Accounts and the Investment Divisions together as "ALLOCATION OPTIONS.")

Regardless of which Allocation Option(s) you select, investment earnings on your premiums will be TAX DEFERRED. Your Contract is intended to help you save for your retirement or other long-term investment purposes and provides for a DEATH BENEFIT during the ACCUMULATION PHASE (when you make premium payments to us) and a variety of income options during the INCOME PHASE (when we make income payments to you). We generally will not issue a contract to anyone over age 90.


--------------------------------------------------------------------------------
OPTIONAL FEATURES

Optional features of your Contract include:

o an EARNINGS PROTECTION BENEFIT ENDORSEMENT (a form of optional death benefit that may add up to 40% of your Contract's earnings to the death benefit otherwise payable at your death);

o three types of OPTIONAL DEATH BENEFIT ENDORSEMENTS (you may select only one of these three optional death benefits) that permit you to protect your Contract's minimum death benefit values and/or to protect all or a portion of any investment gains under your Contract from subsequent investment losses;

o a CONTRACT ENHANCEMENT ENDORSEMENT (a credit to your contract value from our general account equal to 2% of your premium payments in the first contract year) See "Optional Contract Enhancement" at page 24 below;

o a GUARANTEED MINIMUM WITHDRAWAL BENEFIT (that permits you to make periodic withdrawals, prior to the income date that, in total, equal the amount of net premium payments made (if elected after issue, the contract value, less any recapture charges, will be used instead of the net premium payment at issue)) The guarantee is effective if periodic withdrawals taken within any one contract year do not exceed 7% of net premium payments. (THIS BENEFIT WILL BE AVAILABLE TO NEW AND EXISTING CONTRACT OWNERS ON OR ABOUT FEBRUARY 3, 2003.); and

o a GUARANTEED MINIMUM INCOME BENEFIT (guarantees a minimum fixed income benefit under certain life contingent options after a period of at least 10 contract years, subject to specific conditions, regardless of the Allocation Option(s) you select during the accumulation phase).

These optional features may not be available in your state or there may be state variations in the terms of your benefits as reflected in the contract issued in your state.

--------------------------------------------------------------------------------
ALLOCATION OPTIONS

You may not allocate your contract values to more than 18 options (Investment Divisions and Fixed Accounts), at any one time. Each Investment Division invests in a single FUND (investment portfolio) of an underlying mutual fund.

--------------------------------------------------------------------------------

PURCHASES

Under most circumstances, you must make an initial premium payment of at least $10,000 ($2,000 for a qualified plan contract). You are permitted to make subsequent premium payments at any time during the accumulation phase. Each subsequent payment must be at least $500 ($50 under an automatic payment plan). The Investment Divisions and Guaranteed Fixed Accounts have initial and subsequent allocation minimums of $100. We reserve the right to refuse any premium payment. We reserve the right to restrict availability or impose restrictions on the Guaranteed Fixed Accounts.

--------------------------------------------------------------------------------
ACCESS TO YOUR MONEY

You can withdraw all or a portion of your contract values during the accumulation phase. The contract offers two programs for taking periodic withdrawals, as distinguished from individual partial withdrawals. Withdrawals may be subject to a withdrawal charge and an "EXCESS INTEREST ADJUSTMENT". We may also deduct any withholding taxes imposed from the amount payable or your remaining values under the contract. You may also have to pay taxes and a tax penalty on money you withdraw.


--------------------------------------------------------------------------------
INCOME PAYMENTS

You may choose to receive regular income payments from us (most typically, when you retire). During this "INCOME PHASE," you have the same variable allocation options as during the accumulation phase.

--------------------------------------------------------------------------------

DEATH BENEFIT

If you die before moving to the income phase, the person you have chosen as your BENEFICIARY will receive a death benefit of at least the greater of your contract value on the date we receive proof of death and completed claim forms from your beneficiary or the total premiums you have paid since your Contract was issued, MINUS prior withdrawals (including any applicable charges and adjustments), annual contract maintenance charges, transfer charges, any applicable charges due under any optional endorsement and premium taxes ("Net Premiums") compounded at 2%. All adjustments to the Net Premiums will occur at the time of the transaction and all amounts withdrawn will reduce the Net Premiums in the same proportion that the contract value was reduced on the date of that withdrawal. If you select the Earnings Protection Benefit Endorsement, the death benefit may be enhanced if there is positive investment performance, and if you select one of the three optional death benefit endorsements, the death benefit may be protected from poor investment performance.

--------------------------------------------------------------------------------

FREE LOOK

If you cancel your Contract within ten days after receiving it (or any longer period required in your state), we will return to you the amount your Contract is worth on the day we receive your request, MINUS any Contract Enhancement recapture charge. This may be more or less than your original payment. If required by your state, we instead will return your premium. During the free look period your assets will be allocated according to your allocation options.

--------------------------------------------------------------------------------
TAXES

Under the Internal Revenue Code, you generally will not be taxed on the earnings on your contract value until you make a withdrawal (this is referred to as TAX-DEFERRAL). There are different rules as to how you will be taxed depending on how you take the money out and whether your Contract is non-qualified or purchased as part of a qualified plan. Earnings are taxed as ordinary income when withdrawn and, if withdrawn prior to age 59 1/2, may be subject to a tax penalty.

--------------------------------------------------------------------------------

EXPENSES

Your Contract has insurance features and investment features, and there are costs related to each. Each Fund has its own expenses. The contract's charges and Fund expenses are described in the following Fee Table:


                                    FEE TABLE

OWNER TRANSACTION EXPENSES
        WITHDRAWAL CHARGE (AS A PERCENTAGE OF PREMIUM PAYMENTS):
        Completed Years Since Receipt of Premium(1)             0       1       2      3+
        Withdrawal Charge                                       8%      7%      6%     0%


         CONTRACT ENHANCEMENT RECAPTURE CHARGE (AS A PERCENTAGE OF THE
         CORRESPONDING FIRST YEAR PREMIUM PAYMENTS WITHDRAWN IF AN OPTIONAL
         CONTRACT ENHANCEMENT IS SELECTED):

        Completed Years Since Receipt of Premium(2)             0      1          2          3+
        Recapture Charge                                        2%     1.5%      .75%        0%

         TRANSFER CHARGE:  $25 for each transfer in excess of 15 in a contract year(3)
         ANNUAL CONTRACT MAINTENANCE CHARGE:   $35(4)
         GUARANTEED MINIMUM INCOME BENEFIT CHARGE ("GMIB"): .40% of GMIB Benefit Base(5)

         COMMUTATION FEE If you make a total withdrawal from your Contract after income payments have commenced under income option 4 (Income for a Specified Period), or if after your death during the period for which payments are guaranteed to be made under income option 3 your beneficiary elects to receive a lump sum payment, the amount received will be reduced by an amount equal to the difference between the present value of any remaining guaranteed payments (as of the date of calculation) calculated using (a) a discount rate that is equal to the rate assumed in calculating the initial income payment and (b) a discount rate that is no more than 1% higher than (a).



SEPARATE ACCOUNT ANNUAL EXPENSES (as an annual percentage of average daily account value)

         BASE CONTRACT CHARGES
         ---------------------
         MORTALITY AND EXPENSE RISK CHARGES                                 1.50%(6)
         ADMINISTRATION CHARGE                                               .15%(7)
                                                                           -------
         TOTAL SEPARATE ACCOUNT ANNUAL EXPENSES
         (WITH NO OPTIONAL BENEFITS)                                        1.65%

         CHARGES FOR OPTIONAL ENDORSEMENTS
         ---------------------------------

         EARNINGS PROTECTION BENEFIT                                         .30%
         OPTIONAL DEATH BENEFIT                                              .25%(8)
         CONTRACT ENHANCEMENT (2% CREDIT)                                    .65%(9)
         GUARANTEED MINIMUM WITHDRAWAL BENEFIT ("GMWB")                      .70%(10)
         TOTAL SEPARATE ACCOUNT ANNUAL EXPENSES
         (WITH MAXIMUM OPTIONAL ENDORSEMENTS WITHOUT THE GMIB)              3.55%(11)




FUND ANNUAL EXPENSES
(as an annual percentage of the Fund's average daily net assets)


                                                                        MANAGEMENT       ESTIMATED
                                                                           AND          DISTRIBUTION                 TOTAL FUND

FUND NAME                                                             ADMINISTRATIVE      (12B-1)          OTHER        ANNUAL
                                                                           FEE(12)         FEE(13)        EXPENSES     EXPENSES

------------------------------------------------------------------- ------------------- ------------- ------------- --------------

AIM/JNL Large Cap Growth Fund                                            1.10%            .01%(14)          0%            1.11%
AIM/JNL Small Cap Growth Fund                                            1.15%            .01%(14)          0%            1.16%
AIM/JNL Premier Equity II Fund                                           1.05%            .01%(14)          0%            1.06%
Alger/JNL Growth Fund                                                    1.07%            .02%              0%            1.09%
Alliance Capital/JNL Growth Fund                                          .87%            .02%              0%             .89%
Eagle/JNL Core Equity Fund                                                .97%            .04%              0%            1.01%
Eagle/JNL SmallCap Equity Fund                                           1.05%            .02%              0%            1.07%
JPMorgan/JNL Enhanced S&P 500 Stock Index Fund                            .90%            .01%              0%             .91%
JPMorgan/JNL International Value Fund                                    1.07%            .03%              0%            1.10%
Janus/JNL Aggressive Growth Fund                                         1.00%            .01%              0%            1.01%
Janus/JNL Balanced Fund                                                  1.05%            .03%              0%            1.08%
Janus/JNL Capital Growth Fund                                            1.03%            .01%              0%            1.04%
Janus/JNL Global Equities Fund(15)                                       1.05%            .02%              0%            1.07%
Lazard/JNL Mid Cap Value Fund                                            1.07%            .05%              0%            1.12%
Lazard/JNL Small Cap Value Fund                                          1.15%            .03%              0%            1.18%
Mellon Capital Management/JNL S&P 500 Index Fund                          .60%            .01%(14)          0%             .61%
Mellon Capital Management/JNL S&P 400 Mid Cap Index Fund                  .60%            .01%(14)          0%             .61%
Mellon Capital Management/JNL Small Cap Index Fund                        .60%            .01%(14)          0%             .61%
Mellon Capital Management/JNL International Index Fund                    .65%            .01%(14)          0%             .66%
Mellon Capital Management/JNL Bond Index Fund                             .60%            .01%(14)          0%             .61%
Oppenheimer/JNL Global Growth Fund                                       1.05%            .01%(14)          0%            1.06%
Oppenheimer/JNL Growth Fund                                              1.00%            .01%(14)          0%            1.01%
PIMCO/JNL Total Return Bond Fund                                          .80%            .01%(14)          0%             .81%
PPM America/JNL Balanced Fund                                             .81%            .01%              0%             .82%
PPM America/JNL High Yield Bond Fund                                      .81%            .01%(14)          0%             .82%
PPM America/JNL Money Market Fund                                         .69%              0%              0%             .69%
PPM America/JNL Value Fund                                                .85%            .01%              0%             .86%
Putnam/JNL Equity Fund                                                    .96%            .01%              0%             .97%
Putnam/JNL International Equity Fund                                     1.17%            .05%              0%            1.22%
Putnam/JNL Midcap Growth Fund                                            1.05%            .08%              0%            1.13%
Putnam/JNL Value Equity Fund                                              .96%            .02%              0%             .98%
Salomon Brothers/JNL Global Bond Fund                                     .95%            .01%(14)          0%             .96%
Salomon Brothers/JNL U.S. Government & Quality Bond Fund                  .79%            .01%(14)          0%             .80%
S&P/JNL Conservative Growth Fund I(16)                                    .20%              0%              0%             .20%
S&P/JNL Moderate Growth Fund I(16)                                        .20%              0%              0%             .20%
S&P/JNL Aggressive Growth Fund I(16)                                      .20%              0%              0%             .20%
S&P/JNL Very Aggressive Growth Fund I(16)                                 .20%              0%              0%             .20%
S&P/JNL Equity Growth Fund I(16)                                          .20%              0%              0%             .20%
S&P/JNL Equity Aggressive Growth Fund I(16)                               .20%              0%              0%             .20%
S&P/JNL Core Index 50 Fund(15)                                            .20%              0%              0%             .20%
S&P/JNL Core Index 75 Fund(15)                                            .20%              0%              0%             .20%
S&P/JNL Core Index 100 Fund(15)                                           .20%              0%              0%             .20%
T. Rowe Price/JNL Established Growth Fund                                 .92%            .02%              0%             .94%
T. Rowe Price/JNL Mid-Cap Growth Fund                                    1.02%            .01%(14)          0%            1.03%
T. Rowe Price/JNL Value Fund                                             1.00%            .12%              0%            1.12%
First Trust/JNL The DowSM Target 10 Fund(17)                              .80%              0%              0%             .80%
First Trust/JNL The S&P(R)Target 10 Fund(18)                              .80%              0%              0%             .80%
First Trust/JNL Global Target 15 Fund                                     .85%              0%              0%             .85%
First Trust/JNL Target Small-Cap Fund                                     .80%              0%              0%             .80%
First Trust/JNL Target 25 Fund                                            .80%              0%              0%             .80%

------------------------------------------------------------------- ------------------- ------------- ------------- --------------

EXAMPLES. You would pay the following expenses on a $1,000 investment if you select the optional Earnings Protection Benefit Endorsement, the most expensive Optional Death Benefit Endorsement, the Guaranteed Minimum Withdrawal Benefit (includes the maximum possible charge) and the 2% Contract Enhancement endorsement, assuming a 5% annual return on assets:


     (a) if you do not surrender your Contract or if you begin receiving income payments from your Contract after the first year;
     (b)  if you surrender your Contract at the end of each time period.


The examples for the S&P/JNL Funds include the .20% management and administrative fee for the S&P/JNL Funds and does not reflect the fees for the underlying funds which range from .81% to 1.42% for the S&P/JNL Funds. The underlying fund fees for the S&P/JNL Index Funds range from .81% to 1.42%.


                                                                                        TIME PERIODS
-------------------------------------------------------------------------------- ------- --------- -------- ---------
                                                                                   1        3         5        10
DIVISION NAME                                                                     YEAR    YEARS     YEARS    YEARS
-------------------------------------------------------------------------------- ------- --------- -------- ---------

AIM/JNL Large Cap Growth Division                                       (a)          47    141       224       429
                                                                        (b)         127    201       224       429
AIM/JNL Small Cap Growth Division                                       (a)          47    143       226       433
                                                                        (b)         127    203       226       433
AIM/JNL Premier Equity II Division                                      (a)          46    140       221       425
                                                                        (b)         126    200       221       425
Alger/JNL Growth Division                                               (a)          47    141       223       427
                                                                        (b)         127    201       223       427
Alliance Capital/JNL Growth Division                                    (a)          45    135       214       410
                                                                        (b)         125    195       214       410
Eagle/JNL Core Equity Division                                          (a)          46    139       219       420
                                                                        (b)         126    199       219       420
Eagle/JNL SmallCap Equity Division                                      (a)          47    140       222       425
                                                                        (b)         127    200       222       425
JPMorgan/JNL Enhanced S&P 500 Stock Index Division                      (a)          45    136       215       412
                                                                        (b)         125    196       215       412
JPMorgan/JNL International Value Division                               (a)          47    141       223       428
                                                                        (b)         127    201       223       428
Janus/JNL Aggressive Growth Division                                    (a)          46    139       219       420
                                                                        (b)         126    199       219       420
Janus/JNL Balanced Division                                             (a)          47    141       222       426
                                                                        (b)         127    201       222       426
Janus/JNL Capital Growth Division                                       (a)          46    139       221       423
                                                                        (b)         126    199       221       423
Janus/JNL Global Equities Division*                                     (a)          47    140       222       425
                                                                        (b)         127    200       222       425
Lazard/JNL Mid Cap Value Division                                       (a)          47    142       224       430
                                                                        (b)         127    202       224       430
Lazard/JNL Small Cap Value Division                                     (a)          48    143       227       435
                                                                        (b)         128    203       227       435
Mellon Capital Management/JNL S&P 500 Index Division                    (a)          42    127       201       386
                                                                        (b)         122    187       201       386
Mellon Capital Management/JNL S&P 400 Mid Cap Index Division            (a)          42    127       201       386
                                                                        (b)         122    187       201       386
Mellon Capital Management/JNL Small Cap Index Division                  (a)          42    127       201       386
                                                                        (b)         122    187       201       386
Mellon Capital Management/JNL International Index Division              (a)          43    129       203       391
                                                                        (b)         123    189       203       391
Mellon Capital Management/JNL Bond Index Division                       (a)          42    127       201       386
                                                                        (b)         122    187       201       386
Oppenheimer/JNL Global Growth Division                                  (a)          46    140       221       425
                                                                        (b)         126    200       221       425
Oppenheimer/JNL Growth Division                                         (a)          46    139       219       420
                                                                        (b)         126    199       219       420
PIMCO/JNL Total Return Bond Division                                    (a)          44    133       210       403
                                                                        (b)         124    193       210       403
PPM America/JNL Balanced Division                                       (a)          44    133       211       404
                                                                        (b)         124    193       211       404
PPM America/JNL High Yield Bond Division                                (a)          44    133       211       404
                                                                        (b)         124    193       211       404
PPM America/JNL Money Market Division                                   (a)          43    130       205       393
                                                                        (b)         123    190       205       393
PPM America/JNL Value Division                                          (a)          45    134       212       408
                                                                        (b)         125    194       212       408
Putnam/JNL Equity Division                                              (a)          46    137       217       417
                                                                        (b)         126    197       217       417
Putnam/JNL International Equity Division                                (a)          48    144       229       438
                                                                        (b)         128    204       229       438
Putnam/JNL Midcap Growth Division                                       (a)          47    142       225       430
                                                                        (b)         127    202       225       430
Putnam/JNL Value Equity Division                                        (a)          46    138       218       418
                                                                        (b)         126    198       218       418
Salomon Brothers/JNL Global Bond Division                               (a)          46    137       217       416
                                                                        (b)         126    197       217       416
Salomon Brothers/JNL U.S. Government & Quality Bond Division            (a)          44    133       210       403
                                                                        (b)         124    193       210       403
S&P/JNL Conservative Growth Division I                                  (a)          38    115       182       350
                                                                        (b)         118    175       182       350
S&P/JNL Moderate Growth Division I                                      (a)          38    115       182       350
                                                                        (b)         118    175       182       350
S&P/JNL Aggressive Growth Division I                                    (a)          38    115       182       350
                                                                        (b)         118    175       182       350
S&P/JNL Very Aggressive Growth Division I                               (a)          38    115       182       350
                                                                        (b)         118    175       182       350
S&P/JNL Equity Growth Division I                                        (a)          38    115       182       350
                                                                        (b)         118    175       182       350
S&P/JNL Equity Aggressive Growth Division I                             (a)          38    115       182       350
                                                                        (b)         118    175       182       350
S&P/JNL Core Index 50 Division                                          (a)          38    115       182       350
                                                                        (b)         118    175       182       350
S&P/JNL Core Index 75 Division                                          (a)          38    115       182       350
                                                                        (b)         118    175       182       350
S&P/JNL Core Index 100 Division                                         (a)          38    115       182       350
                                                                        (b)         118    175       182       350
T. Rowe Price/JNL Established Growth Division                           (a)          45    137       216       415
                                                                        (b)         125    197       216       415
T. Rowe Price/JNL Mid-Cap Growth Division                               (a)          46    139       220       422
                                                                        (b)         126    199       220       422
T. Rowe Price/JNL Value Division                                        (a)          47    142       224       430
                                                                        (b)         127    202       224       430
First Trust/JNL The DowSM Target 10 Division                            (a)          44    133       210       403
                                                                        (b)         124    193       210       403
First Trust/JNL The S&P(R)Target 10 Division                            (a)          44    133       210       403
                                                                        (b)         124    193       210       403
First Trust/JNL Global Target 15 Division                               (a)          44    134       212       407
                                                                        (b)         124    194       212       407
First Trust/JNL Target 25 Division                                      (a)          44    133       210       403
                                                                        (b)         124    193       210       403
First Trust/JNL Target Small-Cap Division                               (a)          44    133       210       403
                                                                        (b)         124    193       210       403

-------------------------------------------------------------------------------- ------- --------- -------- ---------

EXAMPLES. You would pay the following expenses on a $1,000 investment if you do not select any optional endorsements, assuming a 5% annual return on assets:

     (a) if you do not surrender your Contract or if you begin receiving income payments from your contract after the first year;

     (b)  if you surrender your Contract at the end of each time period.


The examples for the S&P/JNL Funds include the .20% management and administrative fee for the S&P/JNL Funds and does not reflect the fees for the underlying funds which range from .81% to 1.42% for the S&P/JNL Funds. The underlying fund fees for the S&P/JNL Index Funds range from .81% to 1.42%.


                                                                                        TIME PERIODS
-------------------------------------------------------------------------------- ------- --------- -------- ---------
                                                                                   1        3         5        10
DIVISION NAME                                                                     YEAR    YEARS     YEARS    YEARS
-------------------------------------------------------------------------------- ------- --------- -------- ---------
-------------------------------------------------------------------------------- ------- --------- -------- ---------
AIM/JNL Large Cap Growth  Division                                      (a)         28       87      147      312
                                                                        (b)        108      147      147      312
AIM/JNL Small Cap Growth Division                                       (a)         29       88      150      317
                                                                        (b)        109      148      150      317
AIM/JNL Premier Equity II Division                                      (a)         28       85      145      307
                                                                        (b)        108      145      145      307
Alger/JNL Growth Division                                               (a)         28       86      146      310
                                                                        (b)        108      146      146      310
Alliance Capital/JNL Growth Division                                    (a)         26       80      137      290
                                                                        (b)        106      140      137      290
Eagle/JNL Core Equity Division                                          (a)         27       84      142      302
                                                                        (b)        107      144      142      302
Eagle/JNL SmallCap Equity Division                                      (a)         28       85      145      308
                                                                        (b)        108      145      145      308
JPMorgan/JNL Enhanced S&P 500 Stock Index Division                      (a)         26       81      138      292
                                                                        (b)        106      141      138      292

JPMorgan/JNL International Value Division                               (a)         28       86      147      301
                                                                        (b)        108      146      147      301
Janus/JNL Aggressive Growth Division                                    (a)         27       84      142      302
                                                                        (b)        112      154      192      302

Janus/JNL Balanced Division                                             (a)         28       86      146      309
                                                                        (b)        108      146      146      309

Janus/JNL Capital Growth Division                                       (a)         28       84      144      305
                                                                        (b)        113      154      194      305

Janus/JNL Global Equities Division**                                    (a)         28       85      145      308
                                                                        (b)        108      145      145      308
Lazard/JNL Mid Cap Value Division                                       (a)         28       87      148      313
                                                                        (b)        108      147      148      313
Lazard/JNL Small Cap Value Division                                     (a)         29       89      151      319
                                                                        (b)        109      149      151      319
Mellon Capital Management/JNL S&P 500 Index Division                    (a)         23       72      123      263
                                                                        (b)        103      132      123      263
Mellon Capital Management/JNL S&P 400 Mid Cap Index Division            (a)         23       72      123      263
                                                                        (b)        103      132      123      263
Mellon Capital Management/JNL Small Cap Index Division                  (a)         23       72      123      263
                                                                        (b)        103      132      123      263
Mellon Capital Management/JNL International Index Division              (a)         24       73      125      268
                                                                        (b)        104      133      125      268
Mellon Capital Management/JNL Bond Index Division                       (a)         23       72      123      263
                                                                        (b)        103      132      123      263
Oppenheimer/JNL Global Growth Division                                  (a)         28       85      145      307
                                                                        (b)        108      145      145      307
Oppenheimer/JNL Growth Division                                         (a)         27       84      142      302
                                                                        (b)        107      144      142      302
PIMCO/JNL Total Return Bond Division                                    (a)         25       78      133      283
                                                                        (b)        105      138      133      283
PPM America/JNL Balanced Division                                       (a)         25       78      133      284
                                                                        (b)        105      138      133      284
PPM America/JNL High Yield Bond Division                                (a)         25       78      133      284
                                                                        (b)        105      138      133      284
PPM America/JNL Money Market Division                                   (a)         24       74      127      271
                                                                        (b)        104      134      127      271

PPM America/JNL Value Division                                          (a)         26       79      135      278
                                                                        (b)        106      139      135      278

Putnam/JNL Equity Division                                              (a)         27       82      141      298
                                                                        (b)        107      142      141      298
Putnam/JNL International Equity Division                                (a)         29       90      153      322
                                                                        (b)        109      150      153      322
Putnam/JNL Midcap Growth Division                                       (a)         28       87      148      314
                                                                        (b)        108      147      148      314
Putnam/JNL Value Equity Division                                        (a)         27       83      141      299
                                                                        (b)        107      143      141      299
Salomon Brothers/JNL Global Bond Division                               (a)         27       82      140      297
                                                                        (b)        107      142      140      297
Salomon Brothers/JNL U.S. Government & Quality Bond Division            (a)         25       77      132      282
                                                                        (b)        105      137      132      282
S&P/JNL Conservative Growth Division I                                  (a)         19       59      102      220
                                                                        (b)         99      119      102      220
S&P/JNL Moderate Growth Division I                                      (a)         19       59      102      220
                                                                        (b)         99      119      102      220
S&P/JNL Aggressive Growth Division I                                    (a)         19       59      102      220
                                                                        (b)         99      119      102      220
S&P/JNL Very Aggressive Growth Division I                               (a)         19       59      102      220
                                                                        (b)         99      119      102      220
S&P/JNL Equity Growth Division I                                        (a)         19       59      102      220
                                                                        (b)         99      119      102      220
S&P/JNL Equity Aggressive Growth Division I                             (a)         19       59      102      220
                                                                        (b)         99      119      102      220
S&P/JNL Core Index 50 Division                                          (a)         19       59      102      220
                                                                        (b)         99      119      102      220
S&P/JNL Core Index 75 Division                                          (a)         19       59      102      220
                                                                        (b)         99      119      102      220
S&P/JNL Core Index 100 Division                                         (a)         19       59      102      220
                                                                        (b)         99      119      102      220
T. Rowe Price/JNL Established Growth Division                           (a)         27       81      139      295
                                                                        (b)        107      141      139      295
T. Rowe Price/JNL Mid-Cap Growth Division                               (a)         27       84      143      304
                                                                        (b)        107      144      143      304
T. Rowe Price/JNL Value Division                                        (a)         28       87      148      313
                                                                        (b)        108      147      148      313

First Trust/JNL The DowSM Target 10 Division                            (a)         25       77      132      282
                                                                        (b)        110      147      182      282
First Trust/JNL The S&P(R)Target 10 Division                            (a)         25       77      132      282
                                                                        (b)        110      147      182      282
First Trust/JNL Global Target 15 Division                               (a)         26       79      135      287
                                                                        (b)        111      149      185      287
First Trust/JNL Target 25 Division                                      (a)         25       77      132      282
                                                                        (b)        110      147      182      282
First Trust/JNL Target Small-Cap Division                               (a)         25       77      132      282
                                                                        (b)        110      147      182      282

-------------------------------------------------------------------------------- ------- --------- -------- ---------

EXPLANATION OF FEE TABLE AND EXAMPLES. The purpose of the Fee Table and Examples is to assist you in understanding the various costs and expenses that you will bear directly or indirectly. The Examples reflect the expenses of the Separate Account and the Funds. Premium taxes may also apply.


A withdrawal charge is imposed on income payments which occur within one year of the date the contract is issued.


THE EXAMPLES DO NOT REPRESENT PAST OR FUTURE EXPENSES. THE ACTUAL EXPENSES THAT YOU INCUR MAY BE GREATER OR LESS THAN THOSE SHOWN.


FINANCIAL STATEMENTS. No accumulation unit value history is contained in this prospectus because these contracts were not offered during 2001.


You can find the following financial statements in the SAI:

     o the financial statements of the Separate Account for the year ended December 31, 2001 and

     o the financial statements of Jackson National for the year ended December 31, 2001.

The Separate Account's financial statements for the year ended December 31, 2001, and the financial statements of Jackson National for the year ended December 31, 2001, have been audited by KPMG LLP, independent accountants. The Separate Account's financial statements relate to other contracts offered through the Separate Account.



                              THE ANNUITY CONTRACT

Your Contract is a contract between you, the owner, and us. Your Contract is intended to help facilitate your retirement savings on a tax-deferred basis, or other long-term investment purposes, and provides for a death benefit (unless purchased as part of a tax-qualified plan). We will generally not issue a contract to someone older than 90. Your Contract or your qualified plan permit you to accumulate contract value on a tax-deferred basis. You may allocate your contract values to

     o our Guaranteed Fixed Accounts, as may be made available by us, or as may be otherwise limited by us, or to


     o Investment Divisions of the Separate Account that invest in underlying Funds.

Your Contract, like all deferred annuity contracts, has two phases:

     o    the ACCUMULATION PHASE, when you make premium payments to us, and

     o    the INCOME PHASE, when we make income payments to you.

As the owner, you can exercise all the rights under your Contract. You can assign your Contract at any time during your lifetime, but we will not be bound until we receive written notice of the assignment. An assignment may be a taxable event.


The contract is a flexible premium fixed and variable deferred annuity and may be issued as either an individual or a group contract. In those states where contracts are issued as group contracts, references throughout the prospectus to "contract(s)" shall also mean "certificate(s)."

--------------------------------------------------------------------------------
You may choose among fixed and variable allocation options in both the accumulation and income phases of your Contract, as then currently available.
--------------------------------------------------------------------------------



                                JACKSON NATIONAL

We are a stock life insurance company organized under the laws of the state of Michigan in June 1961. Our legal domicile and principal business address is 1 Corporate Way, Lansing, Michigan 48951. We are admitted to conduct life insurance and annuity business in the District of Columbia and all states except New York. We are ultimately a wholly owned subsidiary of Prudential plc (London, England).


We issue the contracts and administer the contracts and the Separate Account. We maintain records of the name, address, taxpayer identification number and other pertinent information for each owner, the number and type of contracts issued to each owner, and records with respect to the value of each contract.


--------------------------------------------------------------------------------
We are a life insurance company and issue annuities and life insurance contracts.
--------------------------------------------------------------------------------


                          THE GUARANTEED FIXED ACCOUNTS

Contract value that you allocate to a Fixed Account option will be placed with other assets in our general account. The Fixed Account options are not registered with the SEC, and the SEC does not review the information we provide to you about them. Both the availability of Fixed Account options, and transfers into and out of the Fixed Account options, may be subject to contractual and administrative requirements. Accordingly, before purchasing a contract, you should consult your JNL representative with respect to the current availability of Fixed Accounts and their limitations.

Each available GUARANTEED FIXED ACCOUNT offers a minimum interest rate that we guarantee for a specified period (for example, one and three years). We guarantee principal and interest of any contract values while they are allocated to a Guaranteed Fixed Account if amounts allocated to the account are not withdrawn until the end of the chosen duration. The value of a Guaranteed Fixed Account may be reduced by an "EXCESS INTEREST ADJUSTMENT" and a withdrawal charge if you make a withdrawal prior to the end of the Guaranteed Fixed Account period, but will never be less than the premium payments, minus any applicable premium tax and transfers allocated to the Guaranteed Fixed Accounts, minus transfers, withdrawals, and charges from the Guaranteed Fixed Account, accumulated at 3%, minus any withdrawal charges or any tax due. Your Contract contains a more complete description of the Guaranteed Fixed Accounts, as supplemented by our administrative requirements relating to transfers.

The DCA+ FIXED ACCOUNTS, if available, each offer a fixed interest rate that we guarantee for a period of up to one year in connection with dollar-cost-averaging transfers to one or more of the Investment Divisions or systematic transfers to other Fixed Accounts. From time to time, we will offer special enhanced rates on the DCA+ Fixed Accounts. DCA+ Fixed Accounts are only available for new premiums.


--------------------------------------------------------------------------------
The Guaranteed Fixed Accounts are not securities. Your allocations to any Fixed Account will accumulate at least at the minimum guaranteed rate of that Fixed Account.
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Both the availability of Fixed Account options, and transfers into and out of the Fixed Account options, may be subject to contractual and administrative requirements.
--------------------------------------------------------------------------------



                              THE SEPARATE ACCOUNT

We established the Separate Account on June 14, 1993, pursuant to the provisions of Michigan law. The Separate Account is registered as an investment company with the SEC.


The assets of the Separate Account legally belong to us and the obligations under the contracts are our obligations. However, we are not allowed to use the contract assets in the Separate Account to pay our liabilities arising out of any other business we may conduct. All of the income, gains and losses resulting from these assets are credited to or charged against the contracts and not against any other contracts we may issue.


The Separate Account is divided into Investment Divisions. We do not guarantee the investment performance of the Separate Account or any of its Investment Divisions.



                              INVESTMENT DIVISIONS

You can allocate your contract value to any or all of the Investment Divisions; however, you may not allocate to more than 18 Allocation Options at any one time. Each Investment Division purchases the shares of one underlying FUND (mutual fund portfolio) that has its own investment objective. The Investment Divisions are designed to offer the potential for a higher return than the Guaranteed Fixed Accounts. HOWEVER, THIS IS NOT GUARANTEED. IT IS POSSIBLE FOR YOU TO LOSE YOUR MONEY ALLOCATED TO ANY OF THE INVESTMENT DIVISIONS. If you allocate contract values to the Investment Divisions, the amounts you are able to accumulate in your Contract during the accumulation phase depends upon the performance of the Investment Divisions you select. The amount of the income payments you receive during the income phase also will depend, in part, on the performance of the Investment Divisions you choose for the income phase.



                                                          THE FUNDS, INVESTMENT OBJECTIVES AND ADVISERS

          ==================================== =========================================== ==========================
                                                                                            INVESTMENT ADVISER (AND
                     NAME OF FUND                         INVESTMENT OBJECTIVE                   SUB-ADVISER)
          ==================================== =========================================== ==========================
          ===========================================================================================================
          JNL SERIES TRUST
          -----------------------------------------------------------------------------------------------------------
          ------------------------------------ ------------------------------------------- --------------------------

          AIM/JNL Large Cap Growth             Seeks long-term growth of capital by        Jackson National Asset
                                               investing in securities of                  Management, LLC (and AIM
                                               large-capitalization companies.             Capital Management, Inc.)

          ------------------------------------ ------------------------------------------- --------------------------
          ------------------------------------ ------------------------------------------- --------------------------

          AIM/JNL Small Cap Growth             Seeks long-term growth of capital by        Jackson National Asset
                                               normally investing at least 80% of its      Management, LLC (and AIM
                                               assets (including borrowing for             Capital Management, Inc.)
                                               investment purposes) in equity securities
                                               of U.S. issuers that have market
                                               capitalizations less than that of the
                                               largest company in the Russell 2000(R)
                                               Index.

          ------------------------------------ ------------------------------------------- --------------------------
          ------------------------------------ ------------------------------------------- --------------------------
          AIM/JNL Premier Equity II            Seeks to achieve long-term growth by        Jackson National Asset
                                               investing primarily in equity securities    Management, LLC (and AIM
                                               judged by the Fund's investment             Capital Management, Inc.)
                                               sub-adviser to be undervalued relative to
                                               the investment sub-adviser's appraisal of
                                               the current or projected earnings of the
                                               companies issuing the securities relative
                                               to their assets' current market value or
                                               to the equity markets generally.
          ------------------------------------ ------------------------------------------- --------------------------
          ------------------------------------ ------------------------------------------- --------------------------
          Alger/JNL Growth                     Seeks long-term capital appreciation by     Jackson National Asset
                                               investing at least 65% of its total         Management, LLC (and
                                               assets in a diversified portfolio of        Fred Alger Management,
                                               equity securities - common stock,           Inc.)
                                               preferred stock, and securities
                                               convertible into or exchangeable for
                                               common stock - of large companies which
                                               trade on U.S. exchanges or in the U.S.
                                               over-the-counter market.
          ------------------------------------ ------------------------------------------- --------------------------
          ------------------------------------ ------------------------------------------- --------------------------
          Alliance Capital/JNL Growth          Seeks long-term growth of capital by        Jackson National Asset
                                               investing primarily in a diversified        Management, LLC (and
                                               portfolio of common stocks or securities    Alliance Capital
                                               with common stock characteristics that      Management L.P.)
                                               the sub-adviser believes have the
                                               potential for capital appreciation, which
                                               include securities convertible into or
                                               exchangeable for common stock.
          ------------------------------------ ------------------------------------------- --------------------------
          ------------------------------------ ------------------------------------------- --------------------------

          Eagle/JNL Core Equity                Seeks long-term capital appreciation and,   Jackson National Asset
                                               secondarily, current income by investing    Management, LLC (and
                                               at least 80% of its total assets in a       Eagle Asset Management,
                                               diversified portfolio of common stock of    Inc.)
                                               U.S. companies that meet the criteria for
                                               one of three separate equity strategies:
                                               the growth equity strategy, the value
                                               equity strategy and the equity income
                                               strategy.

          ------------------------------------ ------------------------------------------- --------------------------
          ------------------------------------ ------------------------------------------- --------------------------

          Eagle/JNL SmallCap Equity            Seeks long-term capital appreciation by     Jackson National Asset
                                               investing at least 80% of its total         Management, LLC (and
                                               assets in a diversified portfolio of        Eagle Asset Management,
                                               equity securities of domestic small         Inc.)
                                               capitalization companies, i.e., companies
                                               which, at the time of purchase, typically
                                               have a market capitalization of
                                               approximately $1 billion.

          ------------------------------------ ------------------------------------------- --------------------------
          ------------------------------------ ------------------------------------------- --------------------------

          JPMorgan/JNL Enhanced S&P 500        Seeks high total return from a broadly      Jackson National Asset
          Stock Index                          diversified portfolio of equity             Management, LLC (and
                                               securities by investing in a diversified    J.P. Morgan Investment
                                               portfolio of large- and                     Management, Inc.)
                                               medium-capitalization U.S. companies.
          ------------------------------------ ------------------------------------------- --------------------------





          ==================================== =========================================== ==========================
                     NAME OF FUND                         INVESTMENT OBJECTIVE              INVESTMENT ADVISER (AND
                                                                                                 SUB-ADVISER)
          ==================================== =========================================== ==========================
          ------------------------------------ ------------------------------------------- --------------------------

          JPMorgan/JNL International Value     Seeks high total return from a portfolio    Jackson National Asset
                                               of equity securities of foreign companies   Management, LLC (and
                                               in developed and, to a lesser extent,       J.P. Morgan Investment
                                               developing markets.                         Management, Inc.)

          ------------------------------------ ------------------------------------------- --------------------------
          ------------------------------------ ------------------------------------------- --------------------------

          Janus/JNL Aggressive Growth          Seeks long-term growth of capital by        Jackson National Asset
                                               investing primarily in a diversified        Management, LLC (and
                                               portfolio of common stocks of U.S. and      Janus Capital
                                               foreign companies selected for their        Management, LLC)
                                               growth potential.

          ------------------------------------ ------------------------------------------- --------------------------
          ------------------------------------ ------------------------------------------- --------------------------

          Janus/JNL Balanced                   Seeks long-term capital growth,             Jackson National Asset
                                               consistent with preservation of capital     Management, LLC (and
                                               and balanced by current income normally     Janus Capital
                                               investing 40-60% of its assets in           Management, LLC)
                                               securities selected primarily for their
                                               growth potential and 40-60% of its assets
                                               in securities selected primarily for
                                               their income potential.

          ------------------------------------ ------------------------------------------- --------------------------
          ------------------------------------ ------------------------------------------- --------------------------

          Janus/JNL Capital Growth             Seeks long-term growth of capital in a      Jackson National Asset
                                               manner consistent with the preservation     Management, LLC (and
                                               of capital through a non-diversified        Janus Capital
                                               portfolio consisting primarily of common    Management, LLC)
                                               stocks of U.S. and foreign companies
                                               selected for their growth potential and
                                               normally invests at least 50% of its
                                               equity assets in medium-sized companies.

          ------------------------------------ ------------------------------------------- --------------------------
          ------------------------------------ ------------------------------------------- --------------------------

          Janus/JNL Global Equities            Seeks long-term growth of capital in a      Jackson National Asset
                                               manner consistent with the preservation     Management, LLC (and
                                               of capital through a diversified            Janus Capital
                                               portfolio of common stocks of foreign and   Management, LLC)
                                               domestic issuers selected for their
                                               growth potential.

          ------------------------------------ ------------------------------------------- --------------------------
          ------------------------------------ ------------------------------------------- --------------------------
          Lazard/JNL Mid Cap                   Seeks capital appreciation by investing     Jackson National Asset
          Value                                at least 80% of its total assets in a       Management, LLC (and
                                               non-diversified portfolio of equity         Lazard Asset Management)
                                               securities of U.S. companies with
                                               market capitalizations in the
                                               range of companies represented in
                                               the Russell Mid Cap Index and
                                               that the sub-adviser believes are
                                               undervalued based on their return
                                               on equity.
          ------------------------------------ ------------------------------------------- --------------------------
          ------------------------------------ ------------------------------------------- --------------------------
          Lazard/JNL Small Cap                 Seeks capital appreciation by investing     Jackson National Asset
          Value                                at least 80% of its total assets in a       Management, LLC (and

                                               non-diversified portfolio of equity         Lazard Asset Management)
                                               securities of U.S. companies with
                                               market capitalizations in the
                                               range of companies represented by
                                               the Russell 2000(R) Index that
                                               the sub-adviser believes are
                                               undervalued based on their return
                                               on equity.

          ------------------------------------ ------------------------------------------- --------------------------
          ------------------------------------ ------------------------------------------- --------------------------

          Mellon Capital Management/JNL S&P    Seeks to match the performance of           Jackson National Asset
          500 Index                            the S&P 500(R) Index to provide             Management, LLC (and
                                               long-term capital growth by investing in    Mellon Capital

                                               large-capitalization company securities.    Management Corporation)
          ------------------------------------ ------------------------------------------- --------------------------
          ------------------------------------ ------------------------------------------- --------------------------

          Mellon Capital Management/JNL S&P    Seeks to match the performance of           Jackson National Asset
          400 Mid Cap Index                    the S&P 400(R) Index to provide             Management, LLC (and


                                               long-term capital growth by                 Mellon Capital
                                               investing in equity securities of           Management Corporation)
                                               medium capitalization weighted
                                               domestic corporations.
          ------------------------------------ ------------------------------------------- --------------------------
          ------------------------------------ ------------------------------------------- --------------------------

          Mellon Capital Management/JNL        Seeks to match the performance of the       Jackson National Asset
          Small Cap Index                      Russell 2000(R)Index to provide long-term   Management, LLC (and

                                               growth of capital by investing in           Mellon Capital
                                               equity  securities                          Management Corporation)
                                               of small to mid-size domestic
                                               corporations.
          ------------------------------------ ------------------------------------------- --------------------------
          ------------------------------------ ------------------------------------------- --------------------------
          Mellon Capital Management/JNL        Seeks to match the performance of the       Jackson National Asset
          International Index                  Morgan Stanley Capital International        Management, LLC (and

                                               Europe Australasia Far East Free            Mellon Capital
                                               Index to provide  long-term capital         Management Corporation)
                                               growth by investing
                                               in international equity
                                               securities attempting to match
                                               the characteristics of each
                                               country within the index.

          ------------------------------------ ------------------------------------------- --------------------------
          ------------------------------------ ------------------------------------------- --------------------------
          Mellon Capital Management/JNL Bond   Seeks to match the performance of the       Jackson National Asset
          Index                                Lehman Brothers Aggregate Bond Index to     Management, LLC (and
                                               provide a moderate rate of income by        Mellon Capital
                                               investing in domestic fixed income          Management Corporation)
                                               investments.
          ------------------------------------ ------------------------------------------- --------------------------
          ------------------------------------ ------------------------------------------- --------------------------

          Oppenheimer/JNL Global Growth        Seeks capital appreciation by investing     Jackson National Asset
                                               primarily in common stocks of companies     Management, LLC (and
                                               in the U.S. and foreign countries. The      OppenheimerFunds, Inc.)
                                               Fund can invest without limit in foreign
                                               securities and can invest in any country,
                                               including countries with developed or
                                               emerging markets.

          ------------------------------------ ------------------------------------------- --------------------------
          ------------------------------------ ------------------------------------------- --------------------------

          Oppenheimer/JNL Growth               Seeks capital appreciation by investing     Jackson National Asset
                                               mainly in common stocks of "growth          Management, LLC (and
                                               companies." The Fund currently focuses on   OppenheimerFunds, Inc.)
                                               stocks of companies having a large
                                               capitalization (currently more than $12
                                               billion) or mid-capitalization ($2
                                               billion to $12 billion), but this focus
                                               could change over time as well as the
                                               companies the Fund considers to be
                                               currently large and mid-capitalization.

          ------------------------------------ ------------------------------------------- --------------------------
          ------------------------------------ ------------------------------------------- --------------------------

          PIMCO/JNL Total Return Bond          Seeks maximum total return, consistent      Jackson National Asset
                                               with the preservation of capital and        Management, LLC (and
                                               prudent investment management, by           Pacific Investment
                                               normally investing at least 80% of its      Management Company LLC)
                                               assets in a diversified portfolio of
                                               investment-grade, fixed-income securities
                                               of U.S. and foreign issuers such as
                                               government-, corporate-, mortgage- and
                                               other asset-backed securities and cash
                                               equivalents.

          ------------------------------------ ------------------------------------------- --------------------------
          ------------------------------------ ------------------------------------------- --------------------------
          PPM America/JNL Balanced             Seeks reasonable income, long-term          Jackson National Asset
                                               capital growth and preservation of          Management, LLC (and PPM
                                               capital by investing primarily in a         America, Inc.)
                                               diversified portfolio of common stock and
                                               fixed-income securities of U.S.
                                               companies, but may also invest in
                                               securities convertible into
                                               common stocks, deferred debt
                                               obligations and zero coupon
                                               bonds.
          ------------------------------------ ------------------------------------------- --------------------------
          ------------------------------------ ------------------------------------------- --------------------------
          PPM America/JNL High Yield Bond      Seeks to provide a high level of current    Jackson National Asset
                                               income, with capital appreciation as a      Management, LLC (and PPM
                                               secondary investment objective, by          America, Inc.)
                                               investing substantially in a diversified
                                               portfolio of long-term (over 10 years to
                                               maturity) and intermediate-term (3 to 10
                                               years to maturity) fixed-income
                                               securities of U.S. and foreign issuers,
                                               with an emphasis on higher-yielding,
                                               higher-risk, lower-rated or unrated bonds.
          ------------------------------------ ------------------------------------------- --------------------------
          ------------------------------------ ------------------------------------------- --------------------------
          PPM  America/JNL Money Market        Seeks a high level of current income as      Jackson National Asset
                                               is consistent with the preservation          Management, LLC (and PPM
                                               of capital and maintenance of                America, Inc.)
                                               liquidity by investing in high quality,
                                               short-term money market
                                               instruments.
          ------------------------------------ ------------------------------------------- --------------------------
          ------------------------------------ ------------------------------------------- --------------------------

          PPM America/JNL Value                Seeks long-term growth of capital by        Jackson National Asset
                                               investing at least 65% of its total         Management, LLC (and PPM
                                               assets in common stocks of domestic         America, Inc.)
                                               companies.

          ------------------------------------ ------------------------------------------- --------------------------
          ------------------------------------ ------------------------------------------- --------------------------
          Putnam/JNL Equity                    Seeks long-term capital growth by           Jackson National Asset
                                               investing primarily in a diversified        Management, LLC (and
                                               portfolio of common stock of domestic,      Putnam Investment
                                               large-capitalization companies. However,    Management, Inc.)
                                               the Fund may also invest in preferred
                                               stocks, bonds, convertible preferred
                                               stock and convertible debentures if the
                                               sub-adviser believes that they offer the
                                               potential for capital appreciation.
          ------------------------------------ ------------------------------------------- --------------------------
          ------------------------------------ ------------------------------------------- --------------------------

          Putnam/JNL International Equity      Seeks long-term growth of capital by        Jackson National Asset
                                               investing at least 80% of its total         Management, LLC (and
                                               assets in a diversified portfolio           Putnam Investment
                                               consisting primarily of common stocks of    Management, Inc.)
                                               non-U.S. companies. The Fund invests in
                                               foreign securities that the sub-adviser
                                               believes offer significant potential for
                                               long-term appreciation.

          ------------------------------------ ------------------------------------------- --------------------------
          ------------------------------------ ------------------------------------------- --------------------------
          Putnam/JNL Midcap Growth             Seeks capital appreciation by investing     Jackson National Asset
                                               mainly in common stocks of U.S. companies   Management, LLC (and
                                               with a focus on growth stocks which are     Putnam Investment
                                               stocks whose earnings the sub-adviser       Management, Inc.)
                                               believes are likely to grow faster than
                                               the economy as a whole.
          ------------------------------------ ------------------------------------------- --------------------------
          ------------------------------------ ------------------------------------------- --------------------------

          Putnam/JNL Value Equity              Seeks capital growth, with income as a      Jackson National Asset
                                               secondary objective, by investing           Management, LLC (and
                                               primarily in a diversified portfolio of     Putnam Investment
                                               equity securities of domestic,              Management, Inc.)
                                               large-capitalization companies. At least
                                               80% of its total assets will be invested,
                                               under normal market conditions, in equity
                                               securities.

          ------------------------------------ ------------------------------------------- --------------------------
          ------------------------------------ ------------------------------------------- --------------------------

          Salomon Brothers/JNL Global Bond     Seeks a high level of current income, with  Jackson National Asset
                                               capital appreciation as a secondary         Management, LLC (and
                                               objective, by investing at least            Management Inc.)
                                               80% of Salomon Brothers Asset its
                                               total assets in a globally diverse
                                               portfolio of fixed-income
                                               investments.

          ------------------------------------ ------------------------------------------- --------------------------
          ------------------------------------ ------------------------------------------- --------------------------

          Salomon Brothers/JNL U.S.            Seeks a high level of current income by     Jackson National Asset
          Government & Quality Bond            investing at least 80% of its assets in:    Management, LLC (and

                                               (i) U.S. Treasury obligations; (ii)         Salomon Brothers Asset
                                               obligations issued or guaranteed by         Management Inc.)
                                               agencies or instrumentalities of the U.S.
                                               Government which are backed by their own
                                               credit and may not be backed by the full
                                               faith and credit of the U.S. Government;
                                               and (iii) mortgage-backed securities
                                               guaranteed by the Government National
                                               Mortgage Association that are supported
                                               by the full faith and credit of the U.S.
                                               Government.
          ------------------------------------ ------------------------------------------- --------------------------
          ------------------------------------ ------------------------------------------- --------------------------
          S&P/JNL Conservative Growth  I       Seeks capital growth and current income     Jackson National Asset
                                               by investing in a diversified group of      Management, LLC (and
                                               other Funds of the Trust that invest in     Standard & Poor's
                                               equity and fixed income securities.         Investment Advisory
                                                                                           Services, Inc.)
          ------------------------------------ ------------------------------------------- --------------------------
          ------------------------------------ ------------------------------------------- --------------------------
          S&P/JNL Moderate Growth  I           Seeks capital growth with current income    Jackson National Asset
                                               as a secondary objective by investing in    Management, LLC (and
                                               a diversified group of other Funds of the   Standard & Poor's
                                               Trust that invest in equity and fixed       Investment Advisory
                                               income securities.                          Services, Inc.)
          ------------------------------------ ------------------------------------------- --------------------------
          ------------------------------------ ------------------------------------------- --------------------------
          S&P/JNL Aggressive Growth  I         Seeks capital growth by investing in a      Jackson National Asset
                                               diversified group of other Funds of the     Management, LLC (and
                                               Trust that invest in equity and fixed       Standard & Poor's
                                               income securities.                          Investment Advisory
                                                                                           Services, Inc.)
          ------------------------------------ ------------------------------------------- --------------------------
          ------------------------------------ ------------------------------------------- --------------------------


          S&P/JNL Very Aggressive Growth  I    Seeks capital growth by investing in a      Jackson National Asset
                                               diversified group of other Funds of the     Management, LLC (and
                                               Trust that invest in equity securities.     Standard & Poor's
                                                                                           Investment Advisory
                                                                                           Services, Inc.)

         ------------------------------------ ------------------------------------------- --------------------------
          ------------------------------------ ------------------------------------------- --------------------------

          S&P/JNL Equity Growth  I             Seeks capital growth by investing in a      Jackson National Asset
                                               diversified group of other Funds of the     Management, LLC (and
                                               Trust that invest primarily in equity       Standard & Poor's
                                               securities.                                 Investment Advisory
                                                                                           Services, Inc.)

          ------------------------------------ ------------------------------------------- --------------------------
          ------------------------------------ ------------------------------------------- --------------------------

          S&P/JNL Equity Aggressive Growth I   Seeks capital growth by investing in a      Jackson National Asset
                                               diversified group of other Funds of the     Management, LLC (and
                                               Trust that invest primarily in equity       Standard & Poor's
                                               securities.                                 Investment Advisory
                                                                                           Services, Inc.)

          ------------------------------------ ------------------------------------------- --------------------------
          ------------------------------------ ------------------------------------------- --------------------------

          S&P/JNL Core Index 50                Seeks capital growth and current income     Jackson National Asset
                                               by investing 50% of the Funds assets in     Management, LLC (and
                                               the index funds of the Trust and 50% in a   Standard & Poor's
                                               diversified group of other Funds of the     Investment Advisory
                                               Trust that invest in equity and fixed       Services, Inc.)
                                               income securities.

          ------------------------------------ ------------------------------------------- --------------------------
          ------------------------------------ ------------------------------------------- --------------------------

          S&P/JNL Core Index 75                Seeks capital growth and current income     Jackson National Asset
                                               by investing 75% of the Funds assets in     Management, LLC (and
                                               the index funds of the Trust and 25% in a   Standard & Poor's
                                               diversified group of other Funds of the     Investment Advisory
                                               Trust that invest in equity and fixed       Services, Inc.)
                                               income securities.

          ------------------------------------ ------------------------------------------- --------------------------
          ------------------------------------ ------------------------------------------- --------------------------
          S&P/JNL Core Index 100               Seeks capital growth and current income     Jackson National Asset
                                               by investing in the index funds of the      Management, LLC (and
                                               Trust and the money market fund.            Standard & Poor's
                                                                                           Investment Advisory
                                                                                           Services, Inc.)
          ------------------------------------ ------------------------------------------- --------------------------
          ------------------------------------ ------------------------------------------- --------------------------
          T. Rowe Price/JNL Established        Seeks long-term growth of capital and       Jackson National Asset
          Growth                               increasing dividend income by investing     Management, LLC (and T.
                                               primarily in a diversified portfolio of     Rowe Price Associates,
                                               common stocks of well-established U.S.      Inc.)
                                               growth companies.
          ------------------------------------ ------------------------------------------- --------------------------
          ------------------------------------ ------------------------------------------- --------------------------

          T. Rowe Price/JNL Mid-Cap Growth     Seeks long-term growth of capital by        Jackson National Asset
                                               normally investing at least 80% of its      Management, LLC (and T.
                                               total assets in a diversified portfolio     Rowe Price Associates,
                                               of common stocks of medium-sized            Inc.)
                                               (mid-cap) U.S. companies which the
                                               sub-adviser expects to grow at a faster
                                               rate than the average company.

          ------------------------------------ ------------------------------------------- --------------------------
          ------------------------------------ ------------------------------------------- --------------------------
          T. Rowe Price/JNL Value              Seeks long-term capital appreciation by     Jackson National Asset
                                               investing in common stocks believed to be   Management, LLC (and T.
                                               undervalued. Income is a secondary          Rowe Price Associates,
                                               objective.  In taking a value approach to   Inc.)
                                               investment selection, at least 65% of its
                                               total assets will be invested in common
                                               stocks the portfolio manager regards as
                                               undervalued.
          ------------------------------------ ------------------------------------------- --------------------------
          ------------------------------------ ------------------------------------------- --------------------------
          JNL VARIABLE FUND LLC
          ------------------------------------ ------------------------------------------- --------------------------
          ------------------------------------ ------------------------------------------- --------------------------
          First Trust/JNL The DowSM  Target    Seeks a high total return through a         Jackson National Asset
          10                                   combination of capital appreciation and     Management, LLC (and
                                               dividend income by investing                First Trust Advisors
                                               approximately equal amounts in              L.P.)
                                               the common stock of the ten
                                               companies included in the Dow
                                               Jones Industrial AverageSM which
                                               have the highest dividend yields
                                               on a pre-determined selection
                                               date.
          ------------------------------------ ------------------------------------------- --------------------------
          ------------------------------------ ------------------------------------------- --------------------------

          First Trust/JNL The S&P(R)Target 10  Seeks a high total return through a         Jackson National Asset
                                               combination of capital appreciation and     Management, LLC (and
                                               dividend income by investing                First Trust Advisors
                                               approximately equal amounts in the common   L.P.)
                                               stocks of 10 companies selected from a
                                               pre-screened subset of the stocks listed
                                               in The S&P 500(R)Index on a pre-determined
                                               selection date.

          ------------------------------------ ------------------------------------------- --------------------------
          ------------------------------------ ------------------------------------------- --------------------------
          First Trust/JNL Global Target 15     Seeks a high total return through a         Jackson National Asset
                                               combination of capital appreciation and     Management, LLC (and
                                               dividend income by investing in the         First Trust Advisors
                                               common stocks of the five companies with    L.P.)
                                               the lowest per share stock price of the
                                               ten companies in each of The Dow Jones
                                               Industrial AverageSM, the Financial Times
                                               Industrial Ordinary Share Index and the
                                               Hang Seng Index, respectively, that have
                                               the highest dividend yields in the
                                               respective index on a pre-determined
                                               selection date.
          ------------------------------------ ------------------------------------------- --------------------------
          ------------------------------------ ------------------------------------------- --------------------------
          First Trust/JNL Target 25            Seeks a high total return through a         Jackson National Asset
                                               combination of capital appreciation and     Management, LLC (and
                                               dividend income by investing in the         First Trust Advisors
                                               common stocks of 25 companies selected      L.P.)
                                               from a pre-screened subset of the stocks
                                               listed on the New York Stock Exchange on
                                               a pre-determined selection date.
          ------------------------------------ ------------------------------------------- --------------------------
          ------------------------------------ ------------------------------------------- --------------------------
          First Trust/JNL Target Small-Cap     Seeks a high total return through capital   Jackson National Asset
                                               appreciation by investing in a portfolio    Management, LLC (and
                                               of common stocks of 40 small                First Trust Advisors
                                               capitalization companies selected from a    L.P.)
                                               pre-screened subset of the common stocks
                                               listed on the New York Stock Exchange,
                                               the American Stock Exchange or The Nasdaq
                                               Stock Market on a pre-determined
                                               selection date.
          ------------------------------------ ------------------------------------------- --------------------------


The  investment  objectives  and policies of certain of the Funds are similar to the investment objectives and policies of other mutual funds that the Fund's investment sub-advisers also manage. Although the objectives and policies may be similar, the investment results of the Funds may be higher or lower than the result of those other mutual funds. We cannot guarantee, and make no representation, that the investment results of similar funds will be comparable even though the funds have the same investment advisers. The Funds described are available only through variable annuity contracts issued by us. They are NOT offered or made available to the general public directly.

A Fund's performance may be affected by risks specific to certain types of investments, such as foreign securities, derivative investments, non-investment grade debt securities, initial public offerings (IPOs) or companies with relatively small market capitalizations. IPOs and other investment techniques may have a magnified performance impact on a Fund with a small asset base. A Fund may not experience similar performance as its assets grow.

You should read the attached prospectuses for the JNL Series Trust and the JNL Variable Fund LLC carefully before investing. Additional Funds and Investment Divisions may be available in the future.

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Your allocations to Investment Divisions are invested in underlying Funds and whether you make or lose money depends on the investment performance of those Funds.
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VOTING PRIVILEGES. To the extent required by law, we will obtain instructions from you and other owners about how to vote our shares of a Fund when there is a vote of shareholders of a Fund. We will vote all the shares we own in proportion to those instructions from owners.

SUBSTITUTION. We reserve the right to substitute a different Fund or a different mutual fund for the one in which any Investment Division is currently invested, or transfer money to the General Account. We will not do this without any required approval of the SEC. We will give you notice of any substitution.

                                CONTRACT CHARGES

There are charges associated with your Contract that reduce your Contract's investment returns. These charges may be a lesser amount where required by state law or as described below, but will not be increased. These charges (and certain other expenses) are as follows:

MORTALITY AND EXPENSE RISK CHARGES. Each day, as part of our calculation of the value of the accumulation units and annuity units, we make a deduction for mortality and expense risk charges. On an annual basis, these charges equal 1.50% of the average daily net asset value of your allocations to the Investment Divisions for the first six years. Starting in the seventh contract year or upon annuitization, if earlier than the beginning of the seventh contract year, these charges will equal 1.30% of the average daily net asset value of your allocations to the Investment Divisions. This charge does not apply to the Fixed Accounts.

This charge compensates us for the risks we assume in connection with all the contracts, not just your Contract. Our mortality risks under the contracts arise from our obligations:

o to make income payments for the life of the annuitant during the income phase;

o    to waive the withdrawal charge in the event of the owner's death; and

o    to provide both basic and optional death benefits prior to the income date.

Our expense risks under the contracts include the risk that our actual cost of administering the contracts and the Investment Divisions may exceed the amount that we receive from the administration charge and the contract maintenance charge. Included among these expense risks are those that we assume in connection with increasing distribution expenses, waivers of withdrawal charges under the Terminal Illness Benefit, the Specified Conditions Benefit and the Extended Care Benefit.

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Your Contract's charges compensate us for our expenses of selling and administering your Contract and for the services and benefits we provide and the mortality and expense risks we assume under the contracts.
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ANNUAL CONTRACT MAINTENANCE CHARGE. During the accumulation phase, we deduct a $35 ($30 in Washington) annual contract maintenance charge on each anniversary of the ISSUE DATE (the date your Contract was issued). We will also deduct the contract maintenance charge if you make a total withdrawal. This charge is for administrative expenses. We will not deduct this charge if, when the deduction is to be made, the value of your Contract is $50,000 or more.


ADMINISTRATION CHARGE. Each day, as part of our calculation of the value of the accumulation units and annuity units, we make a deduction for administration charges. On an annual basis, these charges equal 0.15% of the average daily net asset value of your allocations to the Investment Divisions. This charge does not apply to the Fixed Accounts. This charge compensates us for our expenses incurred in administering the contracts and the Separate Account. If the initial premium equals $1,000,000 or more, we will waive the Administration Charge. However, we reserve the right to reverse this waiver and reinstate the Administration Charge if withdrawals are made in the first contract year that result in the contract value falling substantially below $1,000,000, as determined by us.

TRANSFER CHARGE. You must pay $25 for each transfer in excess of 15 in a contract year. This charge is deducted from the amount that is transferred prior to the allocation to the new Allocation Option. We waive the transfer charge in connection with dollar cost averaging, rebalancing transfers and any transfers we require and we may charge a lesser fee where required by state law.


WITHDRAWAL CHARGE. At any time during the accumulation phase (if and to the extent that contract value is sufficient to pay any remaining withdrawal charges that remain after a withdrawal), you may withdraw the following with no withdrawal charge:

     o PREMIUMS THAT ARE NO LONGER SUBJECT TO A WITHDRAWAL CHARGE (premiums in your annuity for at least three years without being withdrawn), plus

     o EARNINGS (excess of your contract value allocated to the Investment Divisions and the Guaranteed Fixed Accounts over your remaining premiums allocated to those accounts)

     o    during each contract year


          10% OF PREMIUM that remains subject to withdrawal charges and has not been previously withdrawn (this can be withdrawn at once or in segments throughout the contract year), minus earnings.


WE WILL DEDUCT A WITHDRAWAL CHARGE ON:

     o    withdrawals in excess of the free withdrawal amount, or

     o    amounts withdrawn in a total withdrawal, or

     o amounts applied to income payments on an income date that is within one year of the issue date.

The amount of the withdrawal charge deducted varies (depending on how many years prior to the withdrawal you made the premium payment(s) you are withdrawing) according to the following schedule:

WITHDRAWAL CHARGE (AS A PERCENTAGE OF PREMIUM PAYMENTS):
  COMPLETED YEARS SINCE RECEIPT OF PREMIUM       0        1         2       3+
  WITHDRAWAL CHARGE                              8%       7%        6%      0%



For purposes of the withdrawal charge, we treat withdrawals as coming first from earnings and then from the oldest remaining premium. If you make a full withdrawal, or elect to commence income payments within one year of the date your Contract was issued, the withdrawal charge is based on premiums remaining in the contract and no free withdrawal amount applies. If you withdraw only part of the value of your Contract, we deduct the withdrawal charge from the remaining value in your Contract. The withdrawal charge compensates us for costs associated with selling the contracts.

NOTE: Withdrawals under a non-qualified contract will be taxable on an "income first" basis. This means that any withdrawal from a non-qualified contract that does not exceed the accumulated income under the contract will be taxable in full. Any withdrawals under a tax-qualified contract will be taxable except to the extent that they are allocable to an investment in the contract (any after-tax contributions). In most cases, there will be little or no investment in the contract for a tax-qualified contract because contributions will have been made on a pre-tax or tax-deductible basis.


We do not assess the withdrawal charge on any amounts paid out as:

     o income payments (but the withdrawal charge is deducted at the income date if income payments are commenced in the first contract year);

     o    death benefits;

     o withdrawals necessary to satisfy the minimum distribution requirements of the Internal Revenue Code;

     o if permitted by your state, additional withdrawals of up to $250,000 from the Separate Account or from the Fixed Accounts if you incur a terminal illness or if you need extended hospital or nursing home care as provided in your Contract; or

     o if permitted by your state, additional withdrawals of up to 25% of your contract value from the Separate Account or the Fixed Account (12 1/2% for each of two joint owners) if you incur certain serious medical conditions specified in your Contract.


We may reduce or eliminate the amount of the withdrawal charge when the contract is sold under circumstances that reduce our sales expense. Some examples are:
the purchase of a contract by a large group of individuals or an existing relationship between us and a prospective purchaser. We may not deduct a withdrawal charge under a contract issued to an officer, director, agent or employee of Jackson National or any of our affiliates.

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o Withdrawal charges apply to partial withdrawals in excess of free withdrawal amounts and to any total withdrawal.
o Free withdrawals do not reduce the total withdrawal charges applicable to a total withdrawal.
o Withdrawal charges also apply at the Income Date if it is within one year of your Issue Date.
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EARNINGS PROTECTION BENEFIT CHARGE. If you select the Earnings Protection Benefit Endorsement, you will pay us a charge that equals 0.30% on an annual basis of the average daily net asset value of your allocations to the Investment Divisions. We stop deducting this charge on the date you annuitize.


CONTRACT ENHANCEMENT CHARGE. If you select the Contract Enhancement, then for a period of three contract years a charge that equals 0.65% on an annual basis of the average daily net asset value of your allocations to the Investment Divisions will be charged. This charge will also be assessed against any amounts you have allocated to the Guaranteed Fixed Accounts, resulting in a credited interest rate of 0.65%, less than the annual credited interest rate that would apply to the Guaranteed Fixed Account if the Contract Enhancement had not been elected. However, the annual credited interest rate, assuming no withdrawals, will never be less than 3%.

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Charges for benefits provided in optional endorsements only apply if you elect those endorsements.
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CONTRACT ENHANCEMENT RECAPTURE CHARGE. If you select the Contract Enhancement and then make a partial or total withdrawal from your Contract in the first three years since the premium payment withdrawn was made, you will pay a Contract Enhancement recapture charge that reimburses us for all or part of the Contract Enhancements that we credited to your Contract based on your first year payments. The amounts of these charges are as follows:

CONTRACT ENHANCEMENT RECAPTURE CHARGE (AS A PERCENTAGE OF THE CORRESPONDING FIRST YEAR PREMIUM PAYMENT WITHDRAWN IF AN
OPTIONAL CONTRACT ENHANCEMENT IS SELECTED)
Completed Years Since Receipt of Premium(19)                          0       1          2         3+
Recapture Charge                                                      2%      1.5%      .75%       0%


We do not assess the recapture charge on any amounts paid out as:

     o    death benefits;

     o    withdrawals taken under the additional free withdrawal provision;

     o withdrawals necessary to satisfy the minimum distribution requirements of the Internal Revenue Code;

     o if permitted by your state, withdrawals of up to $250,000 from the Separate Account or from the Fixed Accounts if you incur a terminal illness or if you need extended hospital or nursing home care as provided in your Contract; or


     o if permitted by your state, withdrawals of up to 25% of your contract value from the Separate Account or the Fixed Accounts (12 1/2% for each of two joint owners) if you incur certain serious medical conditions specified in your Contract.

GUARANTEED MINIMUM INCOME BENEFIT CHARGE. If you select the Guaranteed Minimum Income Benefit, on a calendar quarter basis, you will pay .10% of the Guaranteed Minimum Income Benefit (GMIB) Benefit Base. This charge is deducted from the contract value (1) at the end of each calendar quarter and (2) upon termination of the GMIB on a pro-rata basis using the GMIB Benefit Base as of the date of termination and the number of days since the last deduction. The first GMIB charge will be deducted on a pro rata basis from the issue date to the end of the first calendar quarter after the issue date. The GMIB Benefit Base is explained on pages 30-32 below. YOU SHOULD BE AWARE THAT THE GMIB CHARGE WILL BE DEDUCTED EVEN IF YOU NEVER USE THE BENEFIT AND IT ONLY APPLIES TO CERTAIN OPTIONAL INCOME PAYMENTS.

GUARANTEED MINIMUM WITHDRAWAL BENEFIT CHARGE. If you select the Guaranteed Minimum Withdrawal Benefit, you will pay .35% on an annual basis of the average daily net asset value of your allocations to the Investment Divisions. This charge will increase to .55% upon the first election of a "step-up." We reserve the right to prospectively increase the charge on new issues or upon any election of any "step-up" subject to a maximum charge of .70%. The "step-up" is explained on page ___ below. We stop deducting this charge upon the earliest of either the date you annuitize or if your contract value falls to zero.

OPTIONAL DEATH BENEFIT CHARGES. If you select one of the three optional death benefits available under your Contract, you will pay 0.15% or 0.25% on an annual basis of the average daily net asset value of your allocations to the Investment Divisions, depending on which of the three death benefit options you select. We stop deducting this charge on the date you annuitize.

COMMUTATION FEE. If you make a total withdrawal from your Contract after income payments have commenced under income option 4, or if after your death during the periods for which payments are guaranteed to be made under income option 3 your beneficiary elects to receive a lump sum payment, the amount received will be reduced by (a) minus (b) where:

     o (a) = the present value of the remaining income payments (as of the date of calculation) for the period for which payments are guaranteed to be made, discounted at the rate assumed in calculating the initial payment; and

     o (b) = the present value of the remaining income payments (as of the date of calculation) for the period for which payments are guaranteed to be made, discounted at a rate no more than 1.00% higher than the rate used in (a).

OTHER EXPENSES. We pay the operating expenses of the Separate Account. There are deductions from and expenses paid out of the assets of the Funds. These expenses are described in the attached prospectuses for the JNL Series Trust and the JNL Variable Fund LLC.


Certain Funds pay Jackson National Asset Management, LLC, the adviser, an administrative fee for certain services provided to the Fund by the adviser. The Mellon Capital Management/JNL International Index Fund, the Oppenheimer/JNL Global Growth Fund and all of the First Trust/JNL Funds except the First Trust/JNL Global Target 15 Fund pay an administrative fee of .15%; the First Trust/JNL Global Target 15 Fund pays an administrative fee of .20%; the nine S&P/JNL Funds pay an administrative fee of .05%; the other Funds pay a .10% administrative fee. The Management and Administrative Fee and the Total Fund Annual Expenses columns in this table reflect the inclusion of any applicable administrative fee.



PREMIUM TAXES. Some states and other governmental entities charge premium taxes or other similar taxes. We pay these taxes and may make a deduction from your contract values for them. Premium taxes generally range from 0% to 4% depending on the state.

INCOME TAXES. We reserve the right, when calculating unit values, to deduct a credit or charge with respect to any taxes we have paid or reserved for during the valuation period that we determine to be attributable to the operation of an Investment Division. No federal income taxes are applicable under present law, and we are not presently making any such deduction.

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If your state or the federal government tax us because of your Contract, we charge you for those taxes.
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DISTRIBUTION OF CONTRACTS. Jackson National Life Distributors, Inc., located at 401 Wilshire Boulevard, Suite 1200, Santa Monica, California 90401, serves as the distributor of the contracts. Jackson National Life Distributors, Inc. is a wholly-owned subsidiary of Jackson National.

Commissions are paid to broker-dealers who sell the contracts. While commissions may vary, they are not expected to exceed 8% of any premium payment. Where lower commissions are paid, we may also pay trail commissions. We may also pay commissions on the income date if the annuity option selected involves a life contingency or a payout over a period of ten or more years. Under certain circumstances, we may pay bonuses, overrides, and marketing allowances, in addition to the standard commissions. We may, under certain circumstances where permitted by applicable law, pay a bonus to a contract purchaser to the extent the broker-dealer waives its commission. We may use any of our corporate assets to cover the cost of distribution, including any profit from the contract's mortality and expense risk charge, including the distribution risk portion and other charges. We are affiliated with the following broker-dealers:


     o    National Planning Corporation,

     o    SII Investments, Inc.,

     o    IFC Holdings, Inc. D/B/A Invest Financial Corporation and

     o    Investment Centers of America, Inc.


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We pay brokers commissions for selling contracts.
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                                    PURCHASES

MINIMUM INITIAL PREMIUM:

o    $10,000 under most circumstances.


o    $2,000 for a qualified plan contract.


MINIMUM ADDITIONAL PREMIUMS:

o    $500 for a qualified or non-qualified plan.

o    $50 for an automatic payment plan.

o    You can pay additional premiums at any time during the accumulation phase.


These minimums apply to purchases, but do not preclude subsequent partial withdrawals that would reduce contract values below the minimum initial purchase amounts, as long as the amount left in the account is sufficient to pay the withdrawal charge. The minimum you may allocate to a Guaranteed Fixed Account or Investment Division is $100. There is a $100 minimum balance requirement for each Guaranteed Fixed Account and Investment Division. We reserve the right to restrict availability or impose restrictions on the Guaranteed Fixed Accounts.



MAXIMUM PREMIUMS:

o The maximum aggregate premiums you may make without our prior approval is $1 million.


The payment of subsequent premium payments relative to market conditions at the time they are made may or may not contribute to the various benefits under your Contract, including the enhanced death benefit, the GMIB and the GMWB.


ALLOCATIONS OF PREMIUM. You may allocate your premiums to one or more of the Allocation Options. Each allocation must be a whole percentage between 0% and 100%. We will allocate any additional premiums you pay in the same way unless you instruct us otherwise. These allocations will be subject to our minimum allocation rules.

Although more than 18 Investment Divisions are available under your Contract, you may not allocate your contract values among more than 18 Allocation Options at any one time.


We will issue your Contract and allocate your first premium within two BUSINESS DAYS (days when the New York Stock Exchange is open) after we receive your first premium and all information that we require for the purchase of a contract. If we do not receive all of the information that we require, we will contact you to get the necessary information. If for some reason we are unable to complete this process within five business days, we will either return your money or get your permission to keep it until we receive all of the required information.


Each business day ends when the New York Stock Exchange closes, usually 4:00 p.m. Eastern time.

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You may select no more than 18 Allocation Options (Investment Divisions plus the Fixed Accounts) at any one time.
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OPTIONAL CONTRACT ENHANCEMENT. If you elect the optional Contract Enhancement Endorsement, then at the end of any business day in the first contract year when we receive a premium payment, we will credit your contract values with an additional 2% of your payment. There is a charge that is assessed against the Investment Divisions and the Guaranteed Fixed Accounts for the Contract Enhancement. We will also impose a Contract Enhancement recapture charge during the first three contract years if you:


     o make withdrawals in excess of the free withdrawals permitted by your Contract,

     o    elect to receive payment under an income option, or

     o    return your Contract during the Free Look period.


We will not impose the Contract Enhancement recapture charge if your withdrawal is made for certain health-related emergencies, withdrawals of earnings, withdrawals in accordance with your Contract's free withdrawal provision, amounts paid out as death benefits or to satisfy minimum distribution requirements of the Internal Revenue Code. We expect to make a profit on the charge for the Contract Enhancement. Please see Appendix B for examples.

Your contract value will reflect any gains or losses attributable to the Contract Enhancement described above. Contract Enhancements, and any gains or losses attributable to a Contract Enhancement, distributed under your Contract will be considered earnings under the contract for tax purposes.

Asset-based charges are deducted from the total value of the Separate Account. In addition, for the Guaranteed Fixed Accounts, the Contract Enhancement charge lowers the credited rate that would apply if the Contract Enhancement had not been elected. Therefore, your Contract incurs charges on the entire amounts included in your Contract, which includes premium payments made in the first three contract years, the Contract Enhancement and the earnings, if any, on such amounts for the first three contract years. As a result, the aggregate charges assessed will be higher than those that would be charged if you did not elect a Contract Enhancement. Accordingly, it is possible that upon surrender, you will receive less money back than you would have if you had not elected a Contract Enhancement. We will impose a Contract Enhancement recapture charge if you make withdrawals in the first three years after a first year premium payment. We expect to profit from certain charges assessed under the contract, including the withdrawal charge, the mortality and expense risk charge and the Contract Enhancement charge.

If you elect the Contract Enhancement and then make more than relatively small premium payments during contract years two and three, you would likely have lower account values than if you had not elected the Contract Enhancement. Thus, the Contract Enhancement is suitable only for those who expect to make substantially all of their premium payments in the first contract year. Charges for the Contract Enhancement are not assessed after the third contract year.


The increased contract value resulting from the Contract Enhancement is reduced during the first three contract years by the operation of the Contract Enhancement Charge. If you make premium payments only in the first contract year and do not make a withdrawal during the first three years, at the end of the three-year period that the Contract Enhancement Charge is applicable, the contract value will be equal to or slightly higher than if you had not selected the Contract Enhancement endorsement, regardless of investment performance. Contract values may also be higher if you pay additional premium payments in the first contract year, because those additional amounts will be subject to the Contract Enhancement Charge for less than three full years.

In the first three contract years, the Contract Enhancement typically will be beneficial (even in circumstances where cash surrender value may not be higher than contracts without the Contract Enhancement) in the following circumstances:

     o    death benefits computed on the basis of contract value;

     o    withdrawals taken under the additional free withdrawal provision;

     o withdrawals necessary to satisfy the minimum distribution requirements of the Internal Revenue Code;

     o    if permitted by your state, withdrawals under our:

          o    Terminal Illness Benefit;

          o    Specified Conditions Benefit; or

          o    Extended Care Benefit. (See page 28 below.)


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The optional Contract Enhancement is most suitable if you intend to make only your initial premium payment.
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CAPITAL PROTECTION PROGRAM. If you select our Capital Protection program, we will allocate enough of your premium to the Guaranteed Fixed Account you select to assure that the amount so allocated will equal, at the end of a selected period of 1 or 3 years, your total original premium paid. You may allocate the rest of your premium to any Investment Division(s). If any part of the Guaranteed Fixed Account value is surrendered or transferred before the end of the selected guaranteed period, the value at the end of that period will not equal the original premium. This program is available only if Guaranteed Fixed Account Options are available. You should consult your JNL representative with respect to the current availability of Guaranteed Fixed Accounts, their limitations, and the availability of the Capital Protection program.

For an example of Capital Protection, assume you made a premium payment of $10,000 when the interest rate for the three-year guaranteed period was 3.00% per year. We would allocate $9,152 to that guarantee period because $9,152 would increase at that interest rate to $10,000 after three years, assuming no withdrawals are taken. The remaining $848 of the payment would be allocated to the Investment Division(s) you selected.

Thus, as this example demonstrates, the shorter guarantee periods require allocation of substantially all premium to achieve the intended result. In each case, the results will depend on the interest rate declared for the guarantee period.

ACCUMULATION UNITS. Your contract value allocated to the Investment Divisions will go up or down depending on the performance of the Investment Divisions you select. In order to keep track of the value of your Contract during the accumulation phase, we use a unit of measure called an "accumulation unit." During the income phase we use a measure called an "annuity unit."


Every business day, we determine the value of an accumulation unit for each of the Investment Divisions by:

     o determining the total amount of assets held in the particular Investment Division;


     o    subtracting any charges and taxes chargeable under the contract; and


     o    dividing this amount by the number of outstanding accumulation units.

The value of an accumulation unit may go up or down from day to day and may be different for different charges.

When you make a premium payment, we credit your Contract with accumulation units. The number of accumulation units we credit is determined at the close of that business day by dividing the amount of the premium allocated to any Investment Division by the value of the accumulation unit for that Investment Division.

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The value of your allocations to Investment Divisions is measured in "accumulation units."
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                                    TRANSFERS

You may transfer your contract value among the Investment Divisions at any time, but transfers between an available Fixed Account option and an Investment Division must occur prior to the income date. Transfers from the Fixed Account will be subject to any applicable excess interest adjustment. If a renewal occurs within one year of the Income Date, the Company will credit interest up to the Income Date at the then Current Interest Rate for the Guaranteed Fixed Account Option. You can make 15 transfers every contract year during the accumulation phase without charge.

A transfer will be effective as of the end of the business day when we receive your transfer request in good order.

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You may make up to 15 free transfers per contract year.
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RESTRICTIONS ON TRANSFERS. To the extent permitted by applicable law, we reserve the right to restrict the number of transfers per year that you can request and to restrict you from making transfers on consecutive business days. In addition, your right to make transfers among Investment Divisions may be modified if we determine that the exercise by one or more contract owners is, or would be, to the disadvantage of other owners. Restrictions may be applied in any manner reasonably designed to prevent any use of the transfer right which we consider to be to the disadvantage of other owners. A modification could be applied to transfers to or from one or more of the Investment Divisions, and could include, but are not limited to:


     o    requiring a minimum time period between each transfer;


     o limiting transfer requests from an agent acting on behalf of one or more contract owners or under a power of attorney on behalf of one or more contract owners; or


     o    limiting the dollar amount that you may transfer at any one time.

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We reserve the right to modify your transfer rights if we believe it is necessary to prevent disadvantage to other owners.
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                       TELEPHONE AND INTERNET TRANSACTIONS

THE BASICS

You can request certain transactions by telephone or at www.jnl.com, our Internet Web site. Our Customer Service representatives are available during business hours to provide you with information about your account. We require that you provide proper identification before performing transactions over the telephone or through our Internet Web site. For Internet transactions, this will include a Personal Identification Number (PIN). You may establish or change your PIN at www.jnl.com.


WHAT YOU CAN DO AND HOW
You may make transfers by telephone or through the Internet unless you elect not to have this privilege. Any authorization you provide to us in an application, at our Web site, or through other means will authorize us to accept transaction instructions, including fund transfers/allocations, by you and your financial representative unless you notify us to the contrary. To notify us, please call us at the Service Center number referenced in your Contract or on your quarterly statement.


WHAT YOU CAN DO AND WHEN
When authorizing a transfer, you must complete your telephone call by the close of the New York Stock Exchange (usually 4:00 p.m. Eastern time) in order to receive that day's accumulation unit value for an Investment Division.

Transfer instructions you send electronically are considered to be received by us at the time and date stated on the electronic acknowledgement we return to you. If the time and date indicated on the acknowledgement is before the close of the New York Stock Exchange, the instructions will be carried out that day. Otherwise the instructions will be carried out the next business day. We will retain permanent records of all Web-based transactions by confirmation number. If you do not receive an electronic acknowledgement, you should telephone our Service Center immediately.

HOW TO CANCEL A TRANSACTION
Telephone or Internet transfer requests may currently only be cancelled by calling the Service Center before the close of the New York Stock Exchange on the day the transaction will be processed.

OUR PROCEDURES
Our  procedures are designed to provide  reasonable  assurance that telephone or any other electronic authorizations are genuine. Our procedures include requesting identifying information and tape-recording telephone communications. We and our affiliates disclaim all liability for any claim, loss or expense resulting from any alleged error or mistake in connection with a transaction requested by telephone or other electronic means that you did not authorize. However, if we fail to employ reasonable procedures to ensure that all requested transactions are properly authorized, we may be held liable for such losses.


We do not guarantee access to telephonic and electronic information or that we will be able to accept transaction instructions via the telephone or electronic means at all times. We also reserve the right to modify, limit, restrict, or discontinue at any time and without notice the acceptance of instruction from someone other than you and/or this telephonic and electronic transaction privilege. Elections of any optional benefit or program must be in writing and will be effective upon receipt of the request in good order.


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You may transfer your contract values among allocation options by telephone or via the Internet, but withdrawal requests and income payment elections must be in writing.
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                              ACCESS TO YOUR MONEY

You can have access to the money in your Contract:

     o    by making either a partial or complete withdrawal,


     o    by electing the Systematic Withdrawal Program,

     o    by electing the Guaranteed Minimum Withdrawal Benefit, or


     o    by electing to receive income payments.

Your beneficiary can have access to the money in your Contract when a death benefit is paid.

When you make a complete withdrawal you will receive the value of your Contract on the day you make the withdrawal, minus any applicable tax, contract maintenance charge, charges due under any optional endorsement and all applicable withdrawal charges, adjusted for any applicable excess interest adjustment.


Your withdrawal request must be in writing. We will accept withdrawal requests submitted via facsimile. There are risks associated with not requiring original signatures in order to disburse contract owner monies.


Except in connection with the systematic withdrawal program, you must withdraw at least $500 or, if less, the entire amount in the Guaranteed Fixed Account or Investment Division from which you are making the withdrawal. After your withdrawal, you must have at least $100 left in the Guaranteed Fixed Account or Investment Division.

INCOME TAXES, TAX PENALTIES AND CERTAIN RESTRICTIONS MAY APPLY TO ANY WITHDRAWAL YOU MAKE. THERE ARE LIMITATIONS ON WITHDRAWALS FROM QUALIFIED PLANS. SEE "TAXES."

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Withdrawals may be taxed, including a possible penalty tax if you are under age 59 1/2.
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WAIVER OF WITHDRAWAL CHARGES FOR CERTAIN EMERGENCIES. We will waive the withdrawal charge (withdrawals from the Investment Divisions and the Guaranteed Fixed Account), but not any excess interest adjustment that would otherwise apply in certain circumstances by providing you, at no charge, the following:

o TERMINAL ILLNESS BENEFIT, under which we will waive any withdrawal charges on amounts of up to $250,000 of your contract value from the Separate Account and from the Fixed Accounts that you withdraw after providing us with a physician's statement that you have been diagnosed with an illness that will result in your death within 12 months;

o SPECIFIED CONDITIONS BENEFIT, under which you may make a one-time withdrawal of up to 25% (for joint owners, this benefit applies to each of them for 12 1/2%) of your contract value from the Separate Account and from the Fixed Accounts with no withdrawal charge after having provided us with a physician's statement that you have been diagnosed with one of the following conditions:

     o    Heart attack

     o    Stroke

     o    Coronary artery surgery

     o    Life threatening cancer

     o    Renal failure or

     o    Alzheimer's disease; and

o EXTENDED CARE BENEFIT, under which we will waive any withdrawal charges on amounts of up to $250,000 of your contract value from the Separate Account and from the Fixed Account that you withdraw after providing us with a physician's statement that you have been confined to a nursing home or hospital for 90 consecutive days, beginning at least 30 days after your Contract was issued.

YOU MAY EXERCISE THESE BENEFITS ONCE UNDER YOUR CONTRACT.

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We will waive withdrawal charges in several situations where you need money for health care.
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GUARANTEED MINIMUM WITHDRAWAL BENEFIT. On or about February 3, 2003, you may elect the optional Guaranteed Minimum Withdrawal Benefit ("GMWB") endorsement. The following description of the GMWB is supplemented by some examples in Appendix C that may assist you in understanding how the GMWB calculations are made in certain circumstances. The GMWB permits you to make periodic withdrawals, prior to the income date that, in total, equal the amount of net premium payments made (if elected after issue, the contract value, less any recapture charges that would be paid were you to make a full withdrawal, will be used instead of the net premium payment at issue). For contracts issued after the initial offering date of on or about February 3, 2003, you may elect the GMWB when your Contract is issued. The GMWB can be elected after issue during the 30 calendar day period prior to any contract anniversary and will be effective as of the contract anniversary following receipt of the request in good order. Once elected, the GMWB may not be terminated. We will continue to deduct the charge upon the earliest of either annuitization or the date on which the contract value falls to zero. If you elect the GMWB when you purchase your Contract, your net premium payment will be used as the basis for determining the guaranteed amount available for periodic withdrawals (the Guaranteed Withdrawal Balance ("GWB")). If you elect the GMWB at a later date, your contract value, less any recapture charges that would be paid were you to make a full withdrawal, on the date we add the endorsement will be used to determine the GWB. The GWB can never be more than $5 million. The GWB is reduced with each withdrawal you take. This will not be available for owners older than age 80 on the issue or election date.

Once the GWB has been determined, we calculate the maximum annual periodic withdrawal amount (Guaranteed Annual Withdrawal Amount ("GAWA")). Upon election, the GAWA is equal to 7% of the GWB. The GAWA will not be reduced if periodic withdrawals taken within any one contract year do not exceed 7%. If you do not take 7% in one contract year, you may not take more than 7% the next contract year. If you withdraw more than the 7%, the guaranteed amount available may be less than the total premium payments and the GAWA may be reduced. The GAWA can be divided up and taken on a payment schedule that you request. You can continue to take the GAWA each contract year until the GWB has been depleted.

Any time a subsequent premium payment is made, we recalculate the GWB and the GAWA. Each time you make a premium payment, the GWB is increased by the amount of the net premium payment. When you make a subsequent premium payment, the GAWA will increase by 7% of the increase in the GWB. We reserve the right to restrict subsequent premium payments and the total GWB.

If you withdraw more than the GAWA in any one contract year, the GWB may be reduced by more than the amount of the withdrawal. The GAWA may also be reduced.

If the total of your partial withdrawals made in the current contract year are greater than the GAWA, we will recalculate your GWB and your GAWA may be lower in the future. Recalculation of the GWB and GAWA may result in reducing or extending the payout period. Please refer to the examples in Appendix C for supplemental information about the impact of partial withdrawals.

If the partial withdrawal plus all prior partial withdrawals made in the current contract year is less than or equal to the GAWA, the GWB is equal to the greater of:

     o    the GWB prior to the partial  withdrawal less the partial  withdrawal;
          or

     o    zero.

If the partial withdrawal plus all prior partial withdrawals made in the current contract year is greater than the GAWA, the GWB is equal to the lesser of:

     o the contract value, less any applicable recapture charges remaining after the partial withdrawal; or

     o the GWB prior to the partial withdrawal less the partial withdrawal, or zero, if greater.

If all your partial withdrawals made in the current contract year are less than or equal to the GAWA, the GAWA is the lesser of:

     o    the GAWA prior to the partial withdrawal; or

     o    the GWB after the partial withdrawal.

If the partial withdrawal plus all prior partial withdrawals made in the current contract year is greater than the GAWA, the GAWA is equal to the lesser of:

     o    the GAWA prior to the partial withdrawal, or

     o    the GWB after the partial withdrawal, or

     o    7% of the greater of:

          1.   the  contract  value,  less  any  applicable   recapture  charges
               remaining after the partial withdrawal; or

          2.   the GWB after the partial withdrawal.

For purposes of these calculations, all partial withdrawals are assumed to be the total amount withdrawn, including any applicable charges and adjustments.

Withdrawals made under the guarantee of this endorsement are considered to be the same as any other partial withdrawals for the purposes of calculating any other values under the contract and any other endorsements. They are subject to the same restrictions and processing rules as described in the contract.

On or during the seven calendar day period following certain contract anniversaries, you may choose to "step-up" the GWB to equal your contract value. The request will be processed and effective on the day we receive the request in good order. Your GAWA then becomes the greater of: (i) 7% of the contract value on the effective date of the "step-up" or (ii) the GAWA prior to the "step-up." You would not choose a "step-up" if your current GWB is higher than your contract value.

If you choose this benefit after your Contract is issued, the first "step-up" must be at least five years after the effective date of the endorsement. Subsequent "step-ups" may not be elected until the fifth contract anniversary after the previous "step-up" and must be elected during the 7 calendar days following a contract anniversary. On the first "step-up," the GMWB charge will increase. Please see page ____. Before you decide to "step-up," you should contact your JNL representative or the Annuity Service Center.

SPOUSAL CONTINUATION. If the contract is continued by the spouse the spouse retains all rights previously held by the owner and therefore may elect to add the GMWB feature to the contract within the 30 days prior to any contract anniversary following the continuation date of the original contract's issue date. The GMWB endorsement becomes effective on the contract anniversary following receipt of the request in good order.

If the spouse continues the contract and the GMWB endorsement already applies to the contract, the GMWB will continue and no adjustment will be made to the GWB or the GAWA at the time of continuation. Your spouse may elect to "step-up" on the continuation date. If the contract is continued under the Special Spousal Continuation Option, the value applicable upon "step-up" is the contract value, including any adjustments applied on the continuation date. Any subsequent "step-up" must follow the "step-up" restrictions listed above (contract anniversaries will continue to be based on the anniversary of the original contract's issue date).

SURRENDER. If your Contract is surrendered, you will receive your Contract's contract value less any applicable charges and adjustments and not the GWB or the GAWA you would have received under the GMWB Endorsement. The GMWB is terminated.

CONTRACT VALUE IS ZERO. If your contract value is reduced to zero as the result of a partial withdrawal or poor fund performance and the GWB after the withdrawal is greater than zero, the GWB will be paid to you on a periodic basis elected by you, which will be no less frequently than annually. The total annual payment will equal the GAWA, but will not exceed the current GWB. The total payments will not exceed the current GWB.

All other rights under your Contract cease and we will no longer accept subsequent premium payments and all optional endorsements are terminated without value. Upon your death as the owner, your beneficiary will receive the scheduled payments. No other death benefit or Earnings Protection Benefit will be paid.

ANNUITIZATION. If you decide to annuitize your Contract, you may choose the following income option instead of one of the other income options listed in your Contract:

FIXED PAYMENT INCOME OPTION. This income option provides payments in a fixed dollar amount for a specific number of years. The actual number of years that payments will be made is determined on the calculation date by dividing the GWB by the GAWA. Upon each payment, the GWB will be reduced by the payment amount. The total annual amount payable will equal the GAWA but will never exceed the current GWB. This annualized amount will be paid over the specific number of years in the frequency (no less frequently than annually) that you select. If you should die before the payments have been completed, the remaining payments will be made to the beneficiary.

This income option may not be available if the contract is issued to qualify under Sections 401, 403, 408 or 457 of the Internal Revenue Code. For such contracts, this income option will only be available if the guaranteed period is less than the life expectancy of the annuitant at the time the option becomes effective.

YOU MAY NOT ELECT BOTH THE GMWB AND THE GMIB.


SYSTEMATIC WITHDRAWAL PROGRAM. You can arrange to have money automatically sent to you periodically while your Contract is still in the accumulation phase. You will have to pay taxes on money you receive. You may be subject to a withdrawal charge and an excess interest adjustment.

SUSPENSION OF WITHDRAWALS OR TRANSFERS. We may be required to suspend or delay withdrawals or transfers to or from an Investment Division when:

     o the New York Stock Exchange is closed (other than customary weekend and holiday closings);

     o under applicable SEC rules, trading on the New York Stock Exchange is restricted;

     o under applicable SEC rules, an emergency exists so that it is not reasonably practicable to dispose of securities in an Investment Division or determine the value of its assets; or

     o    the SEC, by order, may permit for the protection of owners.

We have reserved the right to defer payment for a withdrawal or transfer from the Guaranteed Fixed Accounts for the period permitted by law, but not more than six months.

                       INCOME PAYMENTS (THE INCOME PHASE)

The income phase of your Contract occurs when you begin receiving regular income payments from us. The income date is the day those payments begin. Once income payments begin, the contract cannot be returned to the accumulation phase. You can choose the income date and an income option. The income options are described below.


If you do not choose an income option, we will assume that you selected Option 3, which provides a life annuity with 120 months of guaranteed payments.


You can change the income date or income option at any time before the income date, but changes of the income date may only be to a later date. You must give us written notice at least seven days before the scheduled income date. Income payments must begin by your 90th birthday under a non-qualified contract or the calendar year in which you attain age 70 1/2 under a traditional Individual Retirement Annuity (or such other age as required by law). Distributions under qualified plans and Tax-Sheltered Annuities must begin by the later of the calendar year in which you attain age 70 1/2 or the calendar year in which you retire. Distributions from Roth IRAs are not required prior to your death.


At the income date, you can choose to receive fixed payments or variable payments based on the Investment Divisions. Unless you tell us otherwise, your income payments will be based on the Allocation Options that were in place on the income date.

You can choose to have income payments made monthly, quarterly, semi-annually, or annually. However, if you have less than $5,000 to apply toward an income option and state law permits, we may provide your payment in a single lump sum. Likewise, if your first income payment would be less than $50 and state law permits, we may set the frequency of payments so that the first payment would be at least $50.

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In your Contract's income phase, we make regular payments to you.
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VARIABLE INCOME PAYMENTS. If you choose to have any portion of your income payments based upon one or more Investment Divisions, the dollar amount of your initial annuity payment will depend primarily upon the following:

     o the amount of your contract value you allocate to the Investment Division(s) on the income date;

     o the amount of any applicable premium taxes, recapture charges or withdrawal charges deducted from your contract value on the income date;

     o    which income option you select; and

     o the investment factors listed in your Contract that translate the amount of your contract value (as adjusted for applicable charges, frequency of payment and commencement date) into initial payment amounts that are measured by the number of annuity units of the Investment Division(s) you select credited to your Contract.

The investment factors in your Contract are calculated based upon a variety of factors, including an assumed investment rate of 3% for Option 4 or 4.5% for Options 1-3 and, if you select an income option with a life contingency, the age and gender of the annuitant.

We calculate the dollar amount of subsequent income payments that you receive based upon the performance of the Investment Divisions you select. If that performance (measured by changes in the value of annuity units) exceeds the assumed investment rate, then your income payments will increase; if that performance is less than the assumed investment rate, then your income payments will decrease.

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The amount of your income payments can be guaranteed or can vary based on the performance of the Investment Divisions you select.
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INCOME OPTIONS. The annuitant is the person whose life we look to when we make income payments (each description assumes that you are the owner and annuitant). An income option may be elected or changed up to seven days prior to the income date. The following income options may not be available in all states.

OPTION 1 - Life Income. This income option provides monthly payments for your life.

OPTION 2 - Joint and Survivor. This income option provides monthly payments for your life and for the life of another person (usually your spouse) selected by you.

OPTION 3 - Life Annuity With at Least 120 or 240 Monthly Payments. This income option provides monthly payments for the annuitant's life, but with payments continuing to the beneficiary for the remainder of 10 or 20 years (as you select) if the annuitant dies before the end of the selected period. If the beneficiary does not want to receive the remaining scheduled payments, a single lump sum may be requested, which will be equal to the present value of the remaining payments (as of the date of calculation) discounted at an interest rate that will be no more than 1% higher than the rate used to calculate the initial payment.

OPTION 4 - Income for a Specified Period. This income option provides monthly payments for any number of years from 5 to 30. If the beneficiary does not want to receive the remaining scheduled payments, a single lump sum may be requested, which will be equal to the present value of the remaining payments (as of the date of calculation) discounted at an interest rate that will be no more than 1% higher than the rate used to calculate the initial payment.

ADDITIONAL OPTIONS - We may make other income options available.

GUARANTEED MINIMUM INCOME BENEFIT. The optional Guaranteed Minimum Income Benefit ("GMIB") endorsement guarantees a minimum fixed income benefit (under certain life contingent options) after a period of at least 10 contract years, subject to specific conditions, regardless of the Allocation Option(s) you select during the accumulation phase. This benefit is only available if:

     o    you elect it prior to your Contract's issue date;

     o    the annuitant is not older than age 75 on the issue date; and

     o you exercise it on or within 30 calendar days of your 10th, or any subsequent, contract anniversary, but in no event later than the contract anniversary immediately following the annuitant's 85th birthday.

The GMIB will terminate and will not be payable at the earliest of:

     o    the income date (if prior to the effective date of the GMIB);

     o the 31st calendar day following the contract anniversary immediately after the annuitant's 85th birthday;


     o    the date you make a total withdrawal from the contract;

     o upon your death (unless your spouse is your beneficiary, elects to continue the contract and is eligible for this benefit); or


     o    if the owner is not a natural person, upon the death of the annuitant.

Once elected, the GMIB cannot be terminated in any other way while your Contract is in force.

You have the option of taking the GMIB instead of the other income options described above. Your monthly income option payments will be calculated by applying the "GMIB Benefit Base" (described below) to the annuity rates in the table of guaranteed purchase rates attached to the GMIB endorsement. The only type of income payments available under the GMIB are life contingent fixed annuity income payments. The fixed annuity payment income options currently available are:

OPTION 1 - Life Income,

OPTION 2- Joint and Survivor,

OPTION 3 - Life Annuity with 120 Monthly Periods Fixed, and

OPTION 4 - Joint and Survivor Life Annuity with 120 Monthly Periods Fixed.

No other income options will be available.


After the 10th contract anniversary or any subsequent contract anniversary, the contract owner must exercise this option prior to the income date. The GMIB may not be appropriate for Owners who will be subject to any minimum distribution requirements under an IRA or other qualified plan prior to the expiration of 10 contract years. Please consult a tax advisor on this and other matters of selecting income options.

The GMIB only applies to the determination of income payments under the income options specified above. It is not a guarantee of contract value or performance. This benefit does not enhance the amounts paid in partial withdrawals, surrenders or death benefits. If you surrender your Contract, you will not receive any benefit under this endorsement.

Both the amount of the GMIB and the quarterly charge for the GMIB (described above in the Charges section) are based upon an amount called the "GMIB BENEFIT BASE." The GMIB Benefit Base is the GREATER OF (A) OR (B), WHERE (A) IS:

     o    all premiums you have paid (net of any applicable premium taxes); PLUS

     o any Contract Enhancements credited on or before the business day the GMIB Benefit Base is being calculated; MINUS

     o    an adjustment  (described  below) for any  withdrawals  (including any
          applicable   charges  and  excess   interest   adjustments   to  those
          withdrawals); MINUS

     o    annual  contract  maintenance   charges,   transfer  charges  and  any
          applicable contract charges due (other than the GMIB charge) under any optional endorsement; and MINUS

     o    any taxes incurred, or chargeable under the contract;

compounded at an annual interest rate of 6% from the date your Contract was issued until the earlier of the date the charge is assessed, the annuitant's 80th birthday or the date the GMIB is exercised;


AND (B) IS:

     o the greatest contract value on any contract anniversary prior to the annuitant's 81st birthday; MINUS

     o an adjustment (described below) for any withdrawals after that contract anniversary (including any applicable charges and excess interest adjustments for those withdrawals); PLUS

     o any premiums paid (net of any applicable premium taxes) after that contract anniversary; MINUS

     o any annual contract maintenance charge, transfer charge, and any applicable charges due under any optional endorsement deducted after that contract anniversary; and MINUS

     o    any taxes deducted after that contract anniversary.


All adjustments to the GMIB Benefit Base will be deemed to occur at the time of the withdrawal, premium payment, or the deduction of the specified charges or taxes chargeable under the contract. Adjustments for withdrawals (including related charges and excess interest adjustments) will reduce the GMIB Benefit Base in the same proportion that contract value was reduced on the date of that withdrawal. When (a) is greater than (b), not deducting the GMIB charge from (a) increases the GMIB Benefit Base and potentially the monthly income payments, while slightly increasing the GMIB charge.



     The  GMIB Benefit Base will never exceed:

     o 200% of premiums paid (net of any applicable premium taxes and excluding premiums paid in the 12 months prior to the date the GMIB is exercised); minus

     o    any  withdrawals   (including  related  charges  and  excess  interest
          adjustments); minus

     o    annual  contract  maintenance   charges,   transfer  charges  and  any
          applicable charges due under any optional endorsement; and minus


     o    taxes incurred since that contract was issued.

If you are the annuitant under your Contract and your spouse continues the contract after your death, your spouse will become the annuitant and will continue to be eligible for the GMIB as long as he or she would have been eligible as an annuitant when your Contract was issued and is age 84 or younger. If your spouse does not satisfy those criteria, then the GMIB will terminate and the charge for the GMIB discontinued. Similarly, if an owner who is a natural person is not the annuitant and the annuitant dies, you (the owner) may select a new annuitant (who must be a person eligible to be an annuitant on the issue date and is age 84 or younger). If the new annuitant in that situation does not satisfy those criteria then the GMIB will terminate and the GMIB charge discontinued. In the event of joint annuitants, the age of the youngest annuitant will be used for all these determinations.


Among other requirements applicable to contracts issued to entities/owners, the use of multiple contracts by related entities to avoid maximum premium limits is not permitted. Selection of the GMIB is subject to our administrative rules designed to assure its appropriate use. We may update these rules as necessary.



YOU MAY NOT ELECT BOTH THE GMIB AND GMWB.

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The optional GMIB lets you plan your retirement with greater certainty about the minimum amounts that will be available as fixed income payments on an exercise date at least 10 years after the issue date. Read carefully the age and timing restrictions on issuance and exercise of the GMIB.
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                                  DEATH BENEFIT

The death benefit paid to your beneficiary upon your death is calculated as of the date we receive completed claim forms and proof of death from the beneficiary of record. The death benefit paid will be the basic death benefit unless you have selected the Earnings Protection Benefit and/or one of the three other death benefit endorsements.

BASIC DEATH BENEFIT. If you die before moving to the income phase, the person you have chosen as your beneficiary will receive a death benefit. If you have a joint owner, the death benefit will be paid when the first joint owner dies. The surviving joint owner will be treated as the beneficiary. Any other beneficiary designated will be treated as a contingent beneficiary. Only a spousal beneficiary has the right to continue the contract in force upon your death.

The death benefit equals the greater of:


     (a) your contract value on the date we receive proof of death and completed claim forms from your beneficiary; or

     (b) total "NET PREMIUM" (premiums you paid net of premium taxes minus any withdrawals (including any applicable charges and adjustments), annual contract maintenance charges, transfer charges, any applicable charges due under any optional endorsement and taxes we have paid (these charges are collected from contract value)), compounded at 2%.


The amounts in (b) are limited to 250% of Net Premiums paid under the contract.

For purposes of calculating (b) all adjustments to the Net Premiums will occur at the time of the withdrawal, premium payment, or deduction of the annual contract maintenance charges, transfer charges, any applicable charges due to optional endorsement or taxes and all adjustments for amounts withdrawn will reduce the Net Premiums in the same proportion that the contract value was reduced on the date of that withdrawal.

The death benefit can be paid under one of the following death benefit options:

     o    single lump sum payment; or

     o    payment of entire death  benefit  within 5 years of the date of death;
          or

     o payment of the entire death benefit under an income option over the beneficiary's lifetime or for a period not extending beyond the beneficiary's life expectancy; or payment of a portion of the death benefit under an income option over the beneficiary's lifetime or for a period not extending beyond the beneficiary's life expectancy, with the balance of the death benefit payable to the beneficiary.

Under these income options, the beneficiary may also elect to receive additional lump sums at any time. The receipt of any additional lump sums will reduce the future income payments to the beneficiary.


Unless the beneficiary chooses to receive the entire death benefit in a single sum, the beneficiary must elect an income option within the 60-day period beginning with the date we receive proof of death and payments must begin within one year of the date of death. If the beneficiary chooses to receive some or all of the death benefit in a single sum and all the necessary requirements are met, we will pay the death benefit within seven days. If your beneficiary is your spouse, he/she may elect to continue the contract in his/her own name. The Special Spousal Continuation option is one way to continue your contract. See "Special Spousal Continuation Option" below.

As owner, you may also make a predetermined selection of the death benefit option to be paid if your death occurs before the Income Date. If this Preselected Death Benefit Option Election is in force at the time of your death, the payment of the death benefit may not be postponed, nor can the contract be continued under any other provisions of this contract. This restriction applies even if the Beneficiary is your spouse, unless such restriction is prohibited by law. The Preselected Death Benefit Option may not be available in all states.


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If you die before your Contract's income phase, your beneficiary will be paid at least the greater of your contract value or your net premium payments, compounded at 2%.
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EARNINGS PROTECTION BENEFIT. The Earnings Protection Benefit is an optional benefit that may increase the amount of the death benefit payable at your death. If you are 75 years of age or younger when your Contract is issued, you may elect the Earnings Protection Benefit.

If you are under the age of 70 when your Contract is issued and you elect the Earnings Protection Benefit, the amount that will be added to the death benefit that is otherwise payable is 40% of the earnings in your Contract, subject to the limit described below.

If you are age 70 - 75 when your Contract is issued and you elect the Earnings Protection Benefit, the amount that will be added to the death benefit that is otherwise payable is 25% of the earnings in your Contract, subject to the limit described below.


For purposes of this benefit, we define EARNINGS as the amount by which the sum of your contract value exceeds the REMAINING PREMIUMS (premiums not previously withdrawn). If the earnings amount is negative, i.e., the total remaining premiums are greater than your contract value, no Earnings Protection Benefit will be paid.


In determining the maximum amount of earnings on which we will calculate your Earnings Protection Benefit, earnings shall never exceed 250% of the remaining premiums, excluding remaining premiums paid in the 12 months prior to the date of your death (other than your initial premium if you die in the first contract year).


As described below, if your spouse exercises the Special Spousal Continuation Option upon your death, the Earnings Protection Benefit will be paid upon your death and your spouse may then discontinue the Earnings Protection Benefit. If your spouse fails to make such an election, the Earnings Protection Benefit will remain in force and upon your spouse's death we will pay an Earnings Protection Benefit if the contract has accrued additional earnings since your death. In calculating that benefit, we will not take into consideration earnings accrued on or prior to the Continuation Date (as defined in "Special Spousal Continuation Option" below). In addition, the maximum earnings on which we calculate the Earnings Protection Benefit is 250% of the contract value after application of the Continuation Adjustment plus remaining premiums paid on or after the Continuation Date (excluding remaining premiums paid within 12 months of your spouse's death).

You must elect the Earnings Protection Benefit when you apply for your Contract. Once elected, the benefit may not be terminated. However, if the contract is continued under the Special Spousal Continuation Option, your spouse may then elect to discontinue the Earnings Protection Benefit.


No Earnings Protection Benefit (other than a "Continuation Adjustment" described below in "Special Spousal Continuation") will be paid:

     o    if your Contract is in the income phase at the time of your death;

     o    if there are no earnings in your Contract; or

     o if your spouse exercises the Special Spousal Continuation Option (described below) and either

          o    is age 76 or older at the Continuation Date or

          o    elects to discontinue the Earnings Protection Benefit.


If you elect this benefit, we will deduct an additional annualized charge of ..30% of the average daily asset value of your allocations to the Investment Divisions during the accumulation phase of the contract.

This charge continues if your spouse elects to continue the contract under the Special Spousal Continuation Option unless your spouse elects to discontinue it. The Earnings Protection Benefit may not be available in your state. See your financial advisor for information regarding the availability of the Earnings Protection Benefit.


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An optional Earnings Protection Benefit endorsement (for a charge at an annual rate of 0.30%) adds up to 40% of your Contract's "earnings" to your death benefit. Earnings cannot exceed 250% of the remaining premiums.
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OPTIONAL DEATH BENEFITS. You may elect to protect your Contract's death benefit from certain types of poor investment performance by selecting (in lieu of or in addition to any Earnings Protection Benefit) one of three optional death benefits:

I. 5% COMPOUNDED DEATH BENEFIT, changes your basic death benefit to the greatest of:

     (a) Your "contract value" on the date we receive proof of death and completed claim forms from your beneficiary; or

     (b) Total "NET PREMIUMS" (premiums you paid net of premium taxes minus any withdrawals (including any applicable charges and adjustments), annual contract maintenance charges, transfer charges, any applicable charges due under any optional endorsement and taxes we have paid - these charges are collected from contract value), compounded at 5% (4% if you are age 70 or older on the date your Contract is issued); or

     (c) Your contract value at the end of your seventh contract year, plus Net Premiums you paid after the seventh contract year, compounded at 5% (4% if you are age 70 or older on the date your Contract is issued).

Amounts in (b) and (c) are limited to 250% of Net Premiums paid under your contract.

II. MAXIMUM ANNIVERSARY VALUE DEATH BENEFIT changes your basic death benefit to the greatest of:

     (a) Your "contract value" on the date we receive proof of death and completed claim forms from your beneficiary; or

     (b) Total Net Premiums since your Contract was issued, compounded at 2%; or (c) Your greatest contract value on any contract anniversary prior to your 81st birthday, reduced by any withdrawals (including any applicable withdrawal charges and adjustments), annual contract maintenance charges, transfer charges, and any applicable charges due under any optional endorsement subsequent to that contract anniversary, plus any premiums paid (net of any applicable premium taxes) subsequent to that contract anniversary, minus taxes deducted subsequent to that contract anniversary.

Amounts in (b) are limited to 250% of Net Premiums paid under your contract.

III. COMBINATION DEATH BENEFIT, changes your basic death benefit to the greatest of:

     (a) Your "contract value" on the date we receive proof of death and completed claim forms from your beneficiary; or

     (b) Total Net Premiums since your Contract was issued, compounded at 5% (4% if you are age 70 or older on the date your Contract is issued); or

     (c) Your contract value at the end of your seventh contract year, plus Net Premiums you paid after the seventh contract year, compounded at 5% (4% if you are age 70 or older on the date your Contract is issued); or

     (d) Your greatest contract value on any contract anniversary prior to your 81st birthday, reduced by any withdrawals (including any applicable withdrawal charges and adjustments, annual contract maintenance charges, transfer charges and any applicable charges due under any optional endorsement subsequent to that contract anniversary, plus any premiums paid (net of any applicable premium taxes) subsequent to that contract anniversary, minus taxes deducted subsequent to that contract anniversary).

Amounts in (b) and (c) are limited to 250% of Net Premiums paid under your contract.

For purposes of calculating I. (b), (c), II. (b), (c) and III. (b), (c) and (d), all adjustments to the Net Premiums or contract anniversary values will occur at the time of the withdrawal, premium payment, or deduction of the annual contract maintenance charges, transfer charges, any applicable charges due to an optional endorsement or taxes and all adjustments for amounts withdrawn will reduce the Net Premiums or contract anniversary values in items I. (b), (c), II. (b), (c) and III. (b), (c) and (d) above in the same proportion that the contract value was reduced on the date of that withdrawal.

You may not elect the Maximum Anniversary Value Death Benefit or the Combination Death Benefit if you are older than age 80 when your Contract is issued. The closer you are to age 81 when your Contract is issued, the less advantageous it would be for you to select these options. The optional death benefits may not be available in all states.

If an optional death benefit is selected, the use of multiple contracts by related entities/owners to avoid the 250% premium limit will not permitted. Selection of these optional benefits are subject to our administrative rules designed to assure their appropriate use. We may update these rules as necessary.

EACH OF THE THREE OPTIONAL DEATH BENEFITS IS DESIGNED TO INCREASE YOUR DEATH BENEFIT FROM THAT PROVIDED BY THE BASE DEATH BENEFIT ONLY IF THE INVESTMENT PERFORMANCE AND CREDITED RATES OF THE ALLOCATION OPTIONS TO WHICH YOU HAVE ALLOCATED YOUR CONTRACT VALUES HAS NOT BEEN SUFFICIENT TO MAKE YOUR CONTRACT VALUE THE APPLICABLE DEATH BENEFIT. NORMALLY, EACH OF THE THREE OPTIONAL DEATH BENEFITS WOULD BE GREATER THAN YOUR CONTRACT'S BASE DEATH BENEFIT IF YOUR CONTRACT VALUE IS NOT GREATER THAN NET PAYMENTS. IF YOU MAKE SUBSTANTIAL WITHDRAWALS, HOWEVER, IT IS POSSIBLE IN SOME CIRCUMSTANCES FOR YOUR CONTRACT'S BASE DEATH BENEFIT TO BE GREATER THAN ANY OF THE OPTIONAL DEATH BENEFITS, EVEN IF YOUR CONTRACT VALUE IS NOT GREATER THAN YOUR NET PAYMENTS.

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For additional fees, we offer 3 optional endorsements that make your death benefit no less than a variety of values under the contract based either on net premiums or contract value.
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SPECIAL SPOUSAL CONTINUATION OPTION. If your spouse is the beneficiary and elects to continue the contract in his or her own name after your death, pursuant to the Special Spousal Continuation Option no death benefit will be paid at that time. Instead, we will contribute to the contract a Continuation Adjustment, which is the amount by which the death benefit that would have been payable (including the Earnings Protection Benefit, and Optional Death Benefit, if any) exceeds the contract value. We calculate this amount using the contract value and death benefit as of the date we receive completed forms and due proof of death from the beneficiary of record and the spousal beneficiary's written request to continue the contract (the "Continuation Date"). We will add this amount to the contract based on the current allocation instructions at the time of your death, subject to any minimum allocation restrictions, unless we receive other allocation instructions from your spouse. The Special Spousal Continuation Option may not be available in your state. However, the spouse may continue the contract at contract value without exercising the Special Spousal Continuation Option. See your financial advisor for information regarding the availability of the Special Spousal Continuation Option.

If your spouse continues the contract in his/her own name under the Special Spousal Continuation Option, the new contract value will be considered the initial premium for purposes of determining any future death benefit including any Earnings Protection Benefit under the contract. The age of the surviving spouse at the time of the continuation of the contract will be used to determine all benefits under the contract.

If your spouse elects to continue the contract, your spouse, as new owner, cannot terminate most of the optional benefits you elected. However, your spouse may then terminate the Earnings Protection Benefit and no further Earnings Protection Benefit charges will be deducted and no Earnings Protection Benefit will be paid upon your spouse's death. The contract, and its optional benefits, remain the same, except as described above. Your spouse will also be subject to the same fees, charges and expenses under the contract as you were.

UNLESS YOUR SPOUSE DISCONTINUES THE EARNINGS PROTECTION BENEFIT ON THE CONTINUATION DATE, CHARGES FOR THE BENEFIT WILL BE DEDUCTED EVEN THOUGH NO ENHANCED EARNINGS BENEFIT WILL APPLY IF YOUR SPOUSE IS 76 OR OLDER WHEN THE CONTRACT IS CONTINUED.

If you have elected the Preselected Death Benefit Option Election the contract cannot be continued under the Special Spousal Continuation Option, unless preventing continuation would be prohibited by law. The Preselected Death Benefit Option may not be available in all states.

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A beneficiary who is the spouse of the contract owner may elect to continue the contract rather than receive a death benefit payment. In that case, the contract value will be increased by the amount (if any) that the death benefit that would have been paid exceeds contract value at the death of the owner.
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DEATH OF OWNER ON OR AFTER THE INCOME DATE. If you or a joint owner dies, and is not the annuitant, on or after the income date, any remaining payments under the income option elected will continue at least as rapidly as under the method of distribution in effect at the date of death. If you die, the beneficiary becomes the owner. If the joint owner dies, the surviving joint owner, if any, will be the designated beneficiary. Any other beneficiary designation on record at the time of death will be treated as a contingent beneficiary. A contingent beneficiary is entitled to receive payment only after the beneficiary dies.

DEATH OF ANNUITANT. If the annuitant is not an owner or joint owner and the annuitant dies before the income date, you can name a new annuitant. If you do not name a new annuitant within 30 days of the death of the annuitant, you will become the annuitant. However, if the owner is a non-natural person (for example, a corporation), then the death of the annuitant will be treated as the death of the owner, and a new annuitant may not be named.

If the annuitant dies on or after the income date, any remaining guaranteed payment will be paid to the beneficiary as provided for in the income option selected. Any remaining guaranteed payment will be paid at least as rapidly as under the method of distribution in effect at the annuitant's death.

                                      TAXES

THE FOLLOWING IS ONLY GENERAL INFORMATION AND IS NOT INTENDED AS TAX ADVICE TO ANY INDIVIDUAL. ADDITIONAL TAX INFORMATION IS INCLUDED IN THE SAI. YOU SHOULD CONSULT YOUR OWN TAX ADVISER AS TO HOW THESE GENERAL RULES WILL APPLY TO YOU IF YOU PURCHASE A CONTRACT.

TAX-QUALIFIED AND NON-QUALIFIED CONTRACTS. If you purchase your Contract as a part of a tax-qualified plan such as an Individual Retirement Annuity (IRA), Tax-Sheltered Annuity (sometimes referred to as a 403(b) contract), or pension or profit-sharing plan (including a 401(k) Plan or H.R. 10 Plan), your Contract will be what is referred to as a QUALIFIED CONTRACT. Tax deferral under a tax-qualified contract arises under the specific provisions of the Internal Revenue Code (Code) governing the tax-qualified plan, so a tax-qualified contract should be purchased only for the features and benefits other than tax deferral that are available under a tax-qualified contract and not for the purpose of obtaining tax deferral. You should consult your own adviser regarding these features and benefits of the contract prior to purchasing a tax-qualified contract.


If you do not purchase your Contract as a part of any tax-qualified pension plan, specially sponsored program or an individual retirement annuity, your Contract will be what is referred to as a NON-QUALIFIED CONTRACT.


The amount of your tax liability on the earnings under, and the amounts received from, either a tax-qualified or a non-qualified contract will vary depending on the specific tax rules applicable to your Contract and your particular circumstances.

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Taxes on earnings under a non-qualified contract are deferred until distributed in a withdrawal, income payment or loan. Earnings are assumed to be the first amount withdrawn but income payments are assumed to be part earnings and part return of premium.
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NON-QUALIFIED CONTRACTS - GENERAL TAXATION. Increases in the value of a non-qualified contract attributable to undistributed earnings are generally not taxable to the contract owner or the annuitant until a distribution (either a withdrawal or an income payment) is made from the contract. This tax deferral is generally not available under a non-qualified contract owned by a non-natural person (e.g., a corporation or certain other entities other than a trust holding the contract as an agent for a natural person). Loans based on a non-qualified contract are treated as distributions.


NON-QUALIFIED CONTRACTS - WITHDRAWALS AND INCOME PAYMENTS. Any withdrawal from a non-qualified contract is taxable as ordinary income to the extent it does not exceed the accumulated earnings under the contract. A part of each income payment under a non-qualified contract is generally treated as a non-taxable return of premium. The balance of each income payment is taxable as ordinary income. The amounts of the taxable and non-taxable portions of each income payment are determined based on the amount of the investment in the contract and the length of the period over which income payments are to be made. Income payments received after you have received all of your investment in the contract are fully taxable as ordinary income. Additional information is provided in the SAI.


The Code also imposes a 10% penalty on certain taxable amounts received under a non-qualified contract. This penalty tax will not apply to any amounts:

     o    paid on or after the date you reach age 59 1/2;

     o    paid to your beneficiary after you die;

     o paid if you become totally disabled (as that term is defined in the Code);

     o paid in a series of substantially equal payments made annually (or more frequently) for your life or for a period not exceeding your life expectancy or the life expectancy of a beneficiary;

     o    paid under an immediate annuity; or

     o    which come from premiums made prior to August 14, 1982.

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Withdrawals prior to age 59 1/2 may be subject to a penalty tax.
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TAX-QUALIFIED CONTRACTS - WITHDRAWALS AND INCOME PAYMENTS. The Code imposes limits on loans, withdrawals, and income payments under tax-qualified contracts. These limits and the tax computation rules are summarized in the SAI. Any withdrawals under a tax-qualified contract will be taxable except to the extent they are allocable to an investment in the contract (any after-tax contributions). In most cases, there will be little or no investment in the contract for a tax-qualified contract because contributions will have been made on a pre-tax or tax-deductible basis.

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Withdrawals from tax-qualified contracts are taxable (other than after-tax contributions, if any).
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WITHDRAWALS - TAX-SHELTERED ANNUITIES. The Code limits the withdrawal of amounts attributable to purchase payments made under a salary reduction agreement from Tax-Sheltered Annuities. Withdrawals can only be made when an owner:

     o    reaches age 59 1/2;

     o    leaves his/her job;

     o    dies;

     o    becomes disabled (as that term is defined in the Code); or

     o in the case of hardship. However, in the case of hardship, the owner can only withdraw the premium and not any earnings.

WITHDRAWALS - ROTH IRAS. Subject to certain limitations, individuals may also purchase a type of non-deductible IRA annuity known as a Roth IRA annuity. Qualified distributions from Roth IRA annuities are entirely federal income tax free. A qualified distribution requires that the individual has held the Roth IRA annuities for at least five years and, in addition, that the distribution is made either after the individual reaches age 59 1/2, on account of the individual's death or disability, or as a qualified first-time home purchase, subject to $10,000 lifetime maximum, for the individual, or for a spouse, child, grandchild, or ancestor.

CONSTRUCTIVE WITHDRAWALS - INVESTMENT ADVISER FEES. Withdrawals from non-qualified contracts for the payment of investment adviser fees will be considered taxable distributions from the contract. In a series of Private Letter Rulings, however, the Internal Revenue Service has held that the payment of investment adviser fees from a tax-qualified contract need not be considered a distribution for income tax purposes. Under the facts in these Rulings:

     o there was a written agreement providing for payments of the fees solely from the annuity contract,

     o    the contract owner had no liability for the fees, and

     o    the fees were paid solely from the annuity contract to the adviser.


EXTENSION OF LATEST INCOME DATE. If you do not annuitize your contract on or before the Latest Income Date, it is possible that the IRS could challenge the status of your Contract as an annuity contract for tax purposes. The result of such a challenge could be that you would be viewed as either constructively receiving the increase in the account value each year from the inception of the contract or the entire increase in the account value would be taxable in the year you attain age 90. In either situation, you could realize taxable income even if the contract proceeds are not distributed to you at that time. Accordingly, before purchasing a contract, you should consult your tax advisor with respect to these issues.

DEATH BENEFITS. None of the death benefits paid under the contract to the beneficiary will be tax-exempt life insurance benefits. The rules governing the taxation of payments from an annuity contract, as discussed above, generally apply to the payment of death benefits and depend on whether the death benefits are paid as a lump sum or as annuity payments. Estate or gift taxes may also apply.

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Death benefits are not life insurance. Estate or gift taxes may also apply.
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IRS APPROVAL. The contract and all riders attached thereto, have been approved by the IRS for use as an Individual Retirement Annuity prototype.

ASSIGNMENT. An assignment of your Contract will generally be a taxable event. Assignments of a tax-qualified contract may also be limited by the Code and the Employee Retirement Income Security Act of 1974, as amended. These limits are summarized in the SAI. You should consult your tax adviser prior to making any assignment of your Contract.

DIVERSIFICATION. The Code provides that the underlying investments for a variable annuity must satisfy certain diversification requirements in order to be treated as an annuity contract. We believe that the underlying investments are being managed so as to comply with these requirements.


OWNER CONTROL. In three Revenue Rulings issued between 1977 and 1982, the Internal Revenue Service (IRS) held that where a contract holder had certain forms of actual or potential control over the investments held under a variable annuity contract, the contract owner had to be treated as the owner of those assets and thus taxable on the income and gains produced by those assets. A holder of a contract will not have any of the specific types of control that were described in those Rulings. In addition, in 1999, the IRS announced that it would not apply the holdings of these Rulings to holders of tax-qualified contracts that hold mutual fund shares as investments. However, because of the continuing uncertainty as to the scope and application of these Rulings, we reserve the right to modify the contract to the extent required to maintain favorable tax treatment.



                                OTHER INFORMATION

DOLLAR COST AVERAGING. If the amount allocated to the Investment Divisions plus the amount allocated to Fixed Accounts is at least $15,000, you can arrange to have a regular amount of money periodically transferred automatically into the Investment Divisions and other Guaranteed Fixed Accounts from the one-year Guaranteed Fixed Accounts or any of the Investment Divisions. If the Guaranteed Fixed Accounts are not available or otherwise restricted, dollar cost averaging will be exclusively from the Investment Divisions. In the case of transfers from the Guaranteed Fixed Accounts or Investment Divisions with a stable unit value to the Investment Divisions, this can let you pay a lower average cost per unit over time than you would receive if you made a one-time purchase. Transfers from the more volatile Investment Divisions may not result in lower average costs and such Investment Divisions may not be an appropriate source of dollar cost averaging transfers in volatile markets. Certain restrictions may apply.

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Systematic transfers facilitate a dollar cost averaging strategy and do not count against your 15 free transfers per year.
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DOLLAR COST AVERAGING PLUS (DCA+). DCA+ Fixed Accounts are "source accounts" designed for dollar cost averaging transfers to Investment Divisions or systematic transfers to other Guaranteed Fixed Accounts. DCA+ Fixed Accounts are credited with an enhanced interest rate. If a DCA+ Fixed Account is selected, funds in the DCA+ Fixed Accounts will be systematically transferred to the Investment Divisions or other Guaranteed Fixed Accounts chosen over the DCA+ term selected. You should consult your JNL representative with respect to the current availability of the Guaranteed Fixed Accounts and the availability of DCA+.

EARNINGS SWEEP. You can choose to move your earnings from the source accounts (only applicable from the one year Guaranteed Fixed Account Option, if currently available, and the Money Market sub-account).

REBALANCING.  You can arrange to have us automatically  reallocate your contract value among Investment Divisions periodically to maintain your selected allocation percentages. You may cancel a Dollar Cost Averaging, Earnings Sweep or Rebalancing program using whatever methods that you use to change your allocation instructions.

FREE LOOK. You may return your Contract to the selling agent or us within ten days (or longer if required by your state) after receiving it. We will return

     o    the contract value, PLUS


     o any fees (other than asset-based fees) and expenses deducted from the premiums, MINUS


     o    any applicable Contract Enhancement recapture charges.

We will determine the contract value in the Investment Divisions as of the date we receive your Contract if you mail it to us or the date you return it to the selling agent. We will return premium payments where required by law.

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Your Contract has a free look period of 10 days (or longer, if required by your state).
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ADVERTISING. From time to time, we may advertise several types of performance of the Investment Divisions.

     o TOTAL RETURN is the overall change in the value of an investment in an Investment Division over a given period of time.

     o STANDARDIZED AVERAGE ANNUAL TOTAL RETURN is calculated in accordance with SEC guidelines.

     o NON-STANDARDIZED TOTAL RETURN may be for periods other than those required by, or may otherwise differ from, standardized average annual total return. For example, if a Fund has been in existence longer than the Investment Division, we may show non-standardized performance for periods that begin on the inception date of the Fund, rather than the inception date of the Investment Division.

     o YIELD refers to the income generated by an investment over a given period of time.

Performance will be calculated by determining the percentage change in the value of an accumulation unit by dividing the increase (decrease) for that unit by the value of the accumulation unit at the beginning of the period. Performance will reflect the deduction of the mortality and expense risk and administration charges and may reflect the deduction of contract maintenance and withdrawal charges, but will not reflect charges for optional features except in performance data used in sales materials that promote those optional features. The deduction of withdrawal charges and/or the charges for optional features, would reduce the percentage increase or make greater any percentage decrease.

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We may advertise several types of performance of the Investment Divisions.
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MARKET TIMING AND ASSET ALLOCATION SERVICES. Market timing and asset allocation services must comply with our administrative systems, rules and procedures. Prior to utilizing the market timing and asset allocation services, a market timing agreement, which sets forth certain conditions, must be signed. Because excessive trades in a Fund can hurt its performance and harm contract owners, we reserve the right to refuse any transfer requests from a market timing and asset allocation service or other non-contract owners that we believe will disadvantage the Fund or the contract owners.

Market timing or asset allocation services may conflict with transactions under JNL's dollar cost averaging program, earnings sweep program, automatic rebalancing program or systematic withdrawal program (the "Programs"). Accordingly, when JNL receives notice that you have authorized a market timing or asset allocation service to effect transactions on your behalf, JNL will automatically terminate your participation in any Program in which you are then enrolled, unless you authorize us in writing to continue your participation.

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We reserve the right to limit market timing transfers that we believe will disadvantage other contract owners.
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RESTRICTIONS UNDER THE TEXAS OPTIONAL RETIREMENT PROGRAM (ORP). Contracts issued to participants in ORP contain restrictions required under the Texas Administrative Code. In accordance with those restrictions, a participant in ORP will not be permitted to make withdrawals prior to such participant's retirement, death, attainment of age 70 1/2 or termination of employment in a Texas public institution of higher education. The restrictions on withdrawal do not apply in the event a participant in ORP transfers the contract value to another approved contract or vendor during the period of ORP participation. These requirements will apply to any other jurisdiction with comparable requirements.

MODIFICATION OF YOUR CONTRACT. Only our President, Vice President, Secretary or Assistant Secretary may approve a change to or waive a provision of your Contract. Any change or waiver must be in writing. We may change the terms of your Contract without your consent in order to comply with changes in applicable law, or otherwise as we deem necessary.

LEGAL PROCEEDINGS. Jackson National is a defendant in a number of civil proceedings substantially similar to other litigation brought against many life insurers alleging misconduct in the sale of insurance products. These matters are sometimes referred to as market conduct litigation. The litigation against JNL seeks to certify various classes of policyholders who purchased either life insurance and annuity products from JNL during some period from 1981 to present. JNL has retained national and local counsel experienced in the handling of such litigation, and has obtained favorable rulings in prior similar cases. However, at this time, it is not feasible to make a meaningful estimate of the amount or range of loss that could result from an unfavorable outcome in such actions.

                                 PRIVACY POLICY

COLLECTION OF NONPUBLIC PERSONAL INFORMATION. We collect nonpublic personal information (financial and health) about you from some or all of the following sources:

     o    Information we receive from you on applications or other forms;

     o    Information about your transactions with us;

     o    Information we receive from a consumer reporting agency;

     o Information we obtain from others in the process of verifying information you provide us; and

     o Individually identifiable health information, such as your medical history, when you have applied for a life insurance policy.


DISCLOSURE OF CURRENT AND FORMER CUSTOMER NONPUBLIC PERSONAL INFORMATION. We WILL NOT DISCLOSE our current and former customers' nonpublic personal information to affiliated or nonaffiliated third parties, EXCEPT AS PERMITTED BY LAW. TO THE EXTENT PERMITTED BY LAW, WE MAY DISCLOSE to either affiliated or nonaffiliated third parties all of the nonpublic personal financial information that we collect about our customers, as described above.

In general, any disclosures to affiliated or nonaffiliated parties will be for the purpose of them providing services for us so that we may more efficiently administer your policy and process the transactions and services you request. WE DO NOT SELL INFORMATION TO EITHER AFFILIATED OR NON-AFFILIATED PARTIES.


We also share customer name and address information with unaffiliated mailers to assist in the mailing of company newsletters and other contract owner communications. Our agreements with these third parties require them to use this information responsibly and restrict their ability to share this information with other parties.


SECURITY TO PROTECT THE CONFIDENTIALITY OF NONPUBLIC PERSONAL INFORMATION. We HAVE SECURITY PRACTICES AND PROCEDURES in place to prevent unauthorized access to your nonpublic personal information. Our practices of safeguarding your information help protect against the criminal use of the information. Our employees are bound by a Code of Conduct requiring that all information be kept in strict confidence, and they are subject to disciplinary action for violation of the Code.

We RESTRICT ACCESS to nonpublic personal information about you to those employees who need to know that information to provide products or services to you. We MAINTAIN PHYSICAL, ELECTRONIC, AND PROCEDURAL SAFEGUARDS that comply with federal and state regulations to guard your nonpublic personal information.

                              TABLE OF CONTENTS OF
                     THE STATEMENT OF ADDITIONAL INFORMATION

        General Information and History ................................     2

        Services .......................................................     2

        Purchase of Securities Being Offered ...........................     3

        Underwriters ...................................................     3

        Calculation of Performance .....................................     3


        Additional Tax Information .....................................     9

        Net Investment Factor ..........................................    20


        Financial Statements ...........................................    21

                                   APPENDIX A

DOW JONES DOES NOT:

o    Sponsor,  endorse,  sell or promote the First Trust/JNL The DowSM Target 10
     Fund.

o Recommend that any person invest in the First Trust/JNL The DowSM Target 10 Fund or any other securities.

o Have any responsibility or liability for or make any decisions about the timing, amount or pricing of the First Trust/JNL The DowSM Target 10 Fund.

o Have any responsibility or liability for the administration, management or marketing of the First Trust/JNL The DowSM Target 10 Fund.

o Consider the needs of the First Trust/JNL The DowSM Target 10 Fund in determining, composing or calculating the DJIA or have any obligation to do so.

--------------------------------------------------------------------------------

DOW JONES WILL NOT HAVE ANY LIABILITY IN CONNECTION WITH THE FIRST TRUST/JNL THE DOWSM TARGET 10 FUND. SPECIFICALLY,

     o DOW JONES DOES NOT MAKE ANY WARRANTY, EXPRESS OR IMPLIED, AND DOW JONES DISCLAIMS ANY WARRANTY ABOUT:


          o    THE  RESULTS  TO BE  OBTAINED  BY THE FIRST  TRUST/JNL  THE DOWSM
               TARGET 10 FUND, THE OWNERS OF THE FIRST TRUST/JNL THE DOWSM TARGET 10 FUND OR ANY OTHER PERSON IN CONNECTION WITH THE USE OF THE DJIA AND THE DATA INCLUDED IN THE DJIA;


               o    THE ACCURACY OR COMPLETENESS OF THE DJIA AND ITS DATA;

               o THE MERCHANTABILITY AND THE FITNESS FOR A PARTICULAR PURPOSE OR USE OF THE DJIA AND ITS DATA.

     o DOW JONES WILL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS OR INTERRUPTIONS IN THE DJIA OR ITS DATA.

     o UNDER NO CIRCUMSTANCES WILL DOW JONES BE LIABLE FOR ANY LOST PROFITS OR INDIRECT, PUNITIVE, SPECIAL OR CONSEQUENTIAL DAMAGES OR LOSSES, EVEN IF DOW JONES KNOWS THAT THEY MIGHT OCCUR.

     o THE LICENSING AGREEMENT BETWEEN FIRST TRUST ADVISORS L.P. (SUB-ADVISER TO THE JNL VARIABLE FUND LLC) AND DOW JONES IS SOLELY FOR THEIR BENEFIT AND NOT FOR THE BENEFIT OF THE OWNERS OF THE FIRST TRUST/JNL THE DOWSM TARGET 10 FUND OR ANY OTHER THIRD PARTIES.

--------------------------------------------------------------------------------



                                   APPENDIX B
    ----------------------------------------------------------------------------------------------------------------------------
    JNL EXAMPLE 1
    ----------------------------------------------------------------------------------------------------------------------------
                      100,000.00  : Premium
                           7.00%  : Withdrawal Charge Year 2
                           2.00%  : Contract Enhancement
                           1.50%  : Recapture Charge Year 2
                           5.50%  : Net Return

    AT END OF YEAR 2
                      113,528.55  : Contract Value at end of year 2
                      100,000.00  : Net Withdrawal requested

                       13,528.55  : Earnings
                       94,504.32  : Premium withdrawn (grossed up to account for Withdrawal Charge and Recapture Charge)
                       ---------
                      108,032.87  : Total Gross Withdrawal

                      108,032.87  : Total Gross Withdrawal
                       -6,615.30  : Withdrawal Charge
                       -1,417.57  : Recapture Charge
                       ---------
                      100,000.00  : Total Net Withdrawal
    ----------------------------------------------------------------------------------------------------------------------------



    ----------------------------------------------------------------------------------------------------------------------------
    ----------------------------------------------------------------------------------------------------------------------------
    JNL EXAMPLE 2
    ----------------------------------------------------------------------------------------------------------------------------
                         10/1/01
                      100,000.00  : Premium
                           6.00%  : Withdrawal Charge Contribution Year 3
                            .75%  : Recapture Charge Contribution Year 3
                         12/1/01
                      100,000.00  : Premium
                           7.00%  : Withdrawal Charge Contribution Year 2
                           1.50%  : Recapture Charge Contribution Year 2

                           2.00%  : Contract Enhancement
                           0.00%  : Net Return

                         11/1/03
                      204,000.00  : Contract Value
                      150,000.00  : Net Withdrawal Requested

                        4,000.00  : Earnings
                       16,000.00  : Additional Free withdrawal amount
                      100,000.00  : Premium 1 withdrawn (grossed up to account for Withdrawal Charge and Recapture Charge)
                        40,163.94 : Premium 2 withdrawn (grossed up to account for Withdrawal Charge and Recapture Charge)
                        ---------
                      160,163.94  : Total Gross Withdrawal

                      160,163.94  : Total Gross Withdrawal
                       -6,000.00  : Withdrawal Charge from Premium 1
                         -750.00  : Recapture Charge from Premium 1
                       -2,811.48  : Withdrawal Charge from Premium 2
                         -602.46  : Recapture Charge from Premium 2
                         -------
                      150,000.00  : Total Net Withdrawal
    ----------------------------------------------------------------------------------------------------------------------------


                                   APPENDIX C

THESE EXAMPLES ARE PROVIDED TO ASSIST YOU IN UNDERSTANDING HOW THE GWB AND GAWA VALUES ARE COMPUTED, AND HOW THEY MAY BE ALTERED BY VARIOUS EVENTS, INCLUDING SUBSEQUENT PREMIUM PAYMENTS, ELECTION OF THE "STEP-UP", OR PARTIAL WITHDRAWALS. THE EXAMPLES ONLY DEPICT LIMITED CIRCUMSTANCES, AND SPECIFIC FACTUAL ASSUMPTIONS. THE RESULTS MAY VARY DEPENDING UPON THE TIMING OR SEQUENCE OF ACTIONS, AS WELL AS CHANGES IN MARKET CONDITIONS. IF YOU ARE CONTEMPLATING ELECTING THE GMWB, OR EXERCISING ANY RIGHTS THEREUNDER, PLEASE CONSIDER IN MAKING YOUR DECISIONS THE RESULTS BASED ON THE SPECIFIC FACTS THAT APPLY TO YOU.



ALL OF THE FOLLOWING EXAMPLES ASSUME YOU SELECT THE GMWB WHEN YOU PURCHASE YOUR CONTRACT AND YOUR INITIAL PREMIUM PAYMENT IS $100,000. NO OTHER OPTIONAL BENEFITS ARE SELECTED.



EXAMPLE 1:  AT ISSUE, THE GWB AND GAWA ARE DETERMINED.

     o Your Guaranteed Withdrawal Balance (GWB) is $100,000, which is your initial Premium payment.

     o Your Guaranteed Annual Withdrawal Amount (GAWA) is $7,000, which is 7% of your GWB.


EXAMPLE 2:  SUBSEQUENT PREMIUM PAYMENT.

If you make an additional Premium payment of $50,000 before you make any withdrawals, then

     o Your GWB is $150,000, which is your prior GWB ($100,000) plus your additional Premium payment ($50,000).

     o Your GAWA is $10,500, which is your prior GAWA ($7,000) plus 7% of your additional Premium payment ($3,500).


EXAMPLE 3:  WITHDRAWAL EQUAL TO THE GAWA.

If you take the GAWA ($7,000) as a withdrawal before the end of the first Contract Year, then

     o Your GWB becomes $93,000, which is your prior GWB ($100,000) minus the GAWA ($7,000).

     o Your GAWA for the next year remains $7,000, because you did not take more than the GAWA ($7,000).


EXAMPLE 4: WITHDRAWAL GREATER THAN THE GAWA WHEN THE CONTRACT VALUE HAS INCREASED DUE TO POSITIVE MARKET PERFORMANCE AND THE GAWA IS REDUCED AS A RESULT OF THE TRANSACTION.

If you withdraw $60,000 and your Contract Value is $150,000 at the time of withdrawal, then

     o We recalculate your GWB by comparing the results of two calculations and choosing the lesser amount:

     o First, we deduct the amount of the withdrawal ($60,000) from your Contract Value ($150,000). This equals $90,000 and is your new Contract Value.

     o Second, we deduct the amount of the withdrawal ($60,000) from your GWB ($100,000). This is $40,000. Your new GWB is $40,000, since this is the lesser of the two amounts.

     o Since the Contract Value after the partial withdrawal ($90,000) is more than the new GWB ($40,000), but less than the GWB prior to the partial withdrawal ($100,000), the GAWA is reduced. The new GAWA is 7% of the greater of the Contract Value after the partial withdrawal or the new GWB, which is $6,300.

     o After the withdrawal, if you took withdrawals of the GAWA, it would take 7 additional years to deplete the new GWB.

EXAMPLE 5: WITHDRAWAL GREATER THAN THE GAWA WHEN THE CONTRACT VALUE HAS INCREASED DUE TO POSITIVE MARKET PERFORMANCE AND THE GAWA REMAINS UNCHANGED.

If you withdraw $40,000 and your Contract Value is $150,000 at the time of withdrawal, then

     o We recalculate your GWB by comparing the results of two calculations and choosing the lesser amount:

     o First, we deduct the amount of the withdrawal ($40,000) from your Contract Value ($150,000). This equals $110,000 and is your new Contract Value.

     o Second, we deduct the amount of the withdrawal ($40,000) from your GWB ($100,000). This is $60,000. Your new GWB is $60,000, since this is the lesser of the two amounts.

     o Since the Contract Value after the partial withdrawal ($110,000) is more than the new GWB ($60,000) and more than the GWB prior to the partial withdrawal ($100,000), the GAWA is unchanged. The GAWA remains $7,000.

     o After the withdrawal, if you took withdrawals of the GAWA, it would take 9 additional years to deplete the new GWB.


EXAMPLE 6: WITHDRAWAL GREATER THAN THE GAWA WHEN THE CONTRACT VALUE HAS DECREASED DUE TO NEGATIVE MARKET PERFORMANCE.

If you withdraw $50,000 and your Contract Value is $80,000 at the time of withdrawal, then

     o We recalculate your GWB by comparing the results of two calculations and choosing the lesser amount:

     o First, we deduct the amount of the withdrawal ($50,000) from your Contract Value ($80,000). This equals $30,000 and is your new Contract Value.

     o Second, we deduct the amount of the withdrawal ($50,000) from your GWB ($100,000). This is $50,000. Your new GWB becomes $30,000, since this is the lesser of the two amounts.

     o Since the Contract Value prior to the partial withdrawal ($80,000) is less than or equal to the GWB prior to the partial withdrawal ($100,000), the GAWA is reduced. The new GAWA is 7% of the new GWB, which is $2,100.

     o After the withdrawal, if you took withdrawals of the GAWA, it would take 15 additional years to deplete the new GWB.


EXAMPLE 7:  STEP-UP.

If you elect to "step-up" your GMWB on a Contract Anniversary at least 5 years after electing the GMWB, assuming you have made no withdrawals and your Contract Value at the time of step-up is $200,000, then

     o We recalculate your GWB to equal your Contract Value, which is $200,000.

     o We recalculate your GAWA by comparing your GAWA before the step-up ($7,000) to 7% of your new GWB ($14,000) and choose the greater amount ($14,000). This is your new GAWA.

     o After the "step-up", if you took withdrawals of the GAWA, it would take 15 additional years to deplete the new GWB.


EXAMPLE 8: VALUES MAY DIFFER BASED ON THE ORDER OF YOUR ELECTIONS. THE FOLLOWING TWO EXAMPLES DEMONSTRATE THE DIFFERENT RESULTS IF YOU ELECT A "STEP-UP" PRIOR TO SUBMITTING A WITHDRAWAL REQUEST RATHER THAN MAKING THE WITHDRAWAL PRIOR TO A "STEP-UP".

If your Contract Value prior to any transactions is $200,000 and you wish to "step-up" your GMWB on a Contract Anniversary at least 5 years after electing the GMWB (assuming you have made no prior withdrawals) but also wish to take the original GAWA ($7,000) as a withdrawal, then

8A: STEP-UP FOLLOWED BY WITHDRAWAL.

     o Upon step-up, we recalculate your GWB to equal your Contract Value, which is $200,000. We then recalculate your GAWA by comparing your GAWA before the step-up ($7,000) to 7% of your new GWB ($14,000) and choose the greater amount ($14,000). This is your new GAWA.

     o Upon withdrawal of less than or equal to the GAWA, your GWB becomes $193,000, which is your prior GWB ($200,000) minus the withdrawal ($7,000). Your GAWA remains $14,000, because you did not take more than the GAWA.

     o After the withdrawal, if you took withdrawals of the GAWA, it would take 14 additional years to deplete the new GWB.

8B: WITHDRAWAL FOLLOWED BY A STEP-UP.

     o Upon withdrawal of less than or equal to the GAWA, your GWB becomes $93,000, which is your prior GWB ($100,000) minus the withdrawal ($7,000). Your GAWA remains $7,000, because you did not take more than the GAWA.

     o Upon step-up, we recalculate your GWB to equal your Contract Value after the withdrawal, which is $193,000. We then recalculate your GAWA by comparing your GAWA before the step-up ($7,000) to 7% of your new GWB ($13,510) and choose the greater amount ($13,510). This is your new GAWA.

     o After the step-up, if you took withdrawals of the GAWA, it would take 15 additional years to deplete the new GWB.

EXAMPLE 9: THE FOLLOWING TWO EXAMPLES DEMONSTRATE THAT IN SOME CASES THE ORDER OF YOUR TRANSACTIONS WILL NOT IMPACT THE FINAL RESULTS.

If your Contract Value prior to any transactions is $200,000 and you wish to "step-up" your GMWB on a Contract Anniversary at least 5 years after electing the GMWB (assuming you have made no prior withdrawals) but also wish to take a withdrawal greater than the GAWA ($15,000), then

9A: STEP-UP FOLLOWED BY WITHDRAWAL.

     o Upon step-up, we recalculate your GWB to equal your Contract Value, which is $200,000. We then recalculate your GAWA by comparing your GAWA before the step-up ($7,000) to 7% of your new GWB ($14,000) and choose the greater amount ($14,000). This is your new GAWA.

     o Upon withdrawal of an amount greater than the GAWA, your GWB is the lesser of the Contract Value after the partial withdrawal ($185,000) or the prior GWB less the partial withdrawal ($15,000), which is $185,000. Since the Contract Value prior to the partial withdrawal ($200,000) is less than or equal to the GWB prior to the partial withdrawal ($200,000), the GAWA is reduced. The new GAWA is 7% of the new GWB, which is $12,950.

     o After the withdrawal, if you took withdrawals of the GAWA, it would take 15 additional years to deplete the new GWB.

9B: WITHDRAWAL FOLLOWED BY A STEP-UP.

     o Upon withdrawal of an amount greater than the GAWA, your GWB is the lesser of the Contract Value after the partial withdrawal ($185,000) or the prior GWB less the partial withdrawal ($85,000), which is $85,000. Since the Contract Value after the partial withdrawal ($185,000) is more than the new GWB ($85,000) and more than the GWB prior to the partial withdrawal ($100,000), the GAWA is unchanged. The GAWA remains $7,000.

     o Upon step-up, we recalculate your GWB to equal your Contract Value after the withdrawal, which is $185,000. We then recalculate your GAWA by comparing your GAWA before the step-up ($7,000) to 7% of your new GWB ($12,950) and choose the greater amount ($12,950). This is your new GAWA.

     o After the step-up, if you took withdrawals of the GAWA, it would take 15 additional years to deplete the new GWB.

--------------------------------------------------------------------------------
QUESTIONS: If you have any questions about your Contract, you may contact us at:
--------------------------------------------------------------------------------


ANNUITY SERVICE CENTER:           1 (800) 766-4683

         MAIL ADDRESS:            P.O. Box 378002, Denver, Colorado  80237-8002

         DELIVERY ADDRESS:        8055 East Tufts Avenue, Second Floor, Denver,
                                  Colorado 80237

INSTITUTIONAL MARKETING
GROUP SERVICE CENTER:             1 (800) 777-7779

         MAIL ADDRESS:            P.O. Box 30386, Lansing, Michigan  48909-9692

         DELIVERY ADDRESS:        1 Corporate Way, Lansing, Michigan  48951
                                  Attn:  IMG

HOME OFFICE:                      1 Corporate Way, Lansing, Michigan  48951

























--------

1 Withdrawal charges are deducted on the income date if that date is within one year of the issue date, upon partial withdrawals in excess of free withdrawal amounts, and upon total withdrawals.

2 Any applicable Contract Enhancement recapture charges are deducted at the income date as well as on partial withdrawals in excess of free withdrawal amounts and upon total withdrawals, if any of these events occur during the recapture period.

3 Dollar cost averaging transfers and rebalancing transfers do not count against the 15 free transfers.

4 This charge is only imposed if your contract value is less than $50,000 on the date when the charge is assessed.

5 On a calendar quarter basis, the charge is .10% of the GMIB Benefit Base. This charge is assessed each calendar quarter and upon termination of the GMIB and is deducted from the Investment Divisions and the Guaranteed Fixed Accounts on a pro-rata basis. When it is deducted from the Investment Divisions, it is not a part of unit value calculations but rather is normally deducted by means of a cancellation of units. The GMIB Benefit Base is defined on pages 30-32 below.

6 Starting in the seventh contract year or upon annuitization, if earlier than the beginning of the seventh contract year, the Mortality and Expense Risk Charge will be 1.30%.

7 If the initial premium equals $1,000,000 or more, we will waive the Administration Charge. However, we reserve the right to reverse this waiver and reinstate the Administration Charge if withdrawals are made in the first contract year that result in the contract value falling substantially below $1,000,000, as determined by us.

8 Two other optional death benefits (that provide less protection) are available for .15%.

9 This charge is only deducted for the first three contract years.

10 The current charge for the GMWB is .35%, and currently there is an increase in the charge to .55% when you elect a "step-up." We reserve the right to prospectively increase the charge on new issues or upon any election of any "step-up" subject to a maximum charge of .70%.

11 Starting in the seventh contract year, the Total Separate Account Annual Expenses (with maximum optional endorsements without the GMIB) will be 2.7%. You may not elect both the GMIB and the GMWB.

12 Certain Funds pay Jackson National Asset Management, LLC, the adviser, an administrative fee for certain services provided to the Fund by the adviser. The Mellon Capital Management/JNL International Index Fund, the Oppenheimer/JNL Global Growth Fund and all of the First Trust/JNL Funds except the First Trust/JNL Global Target 15 Fund pay an administrative fee of .15%; the First Trust/JNL Global Target 15 Fund pays an administrative fee of .20%; the nine S&P/JNL Funds pay an administrative fee of .05%; the other Funds pay a .10% administrative fee. The Management and Administrative Fee and the Total Fund Annual Expenses columns in this table reflect the inclusion of any applicable administrative fee.

13 The Trustees of JNL Series Trust have  adopted a Brokerage  Enhancement  Plan
(the  "Plan")  in  accordance  with  the  provisions  of Rule  12b-1  under  the
Investment Company Act of 1940. The Plan uses the available brokerage commissions to promote services and the sale of shares of the Trust. The brokerage commission rates and amounts paid by the Trust are not expected to increase as a result of the Plan. The 12b-1 fee is only paid to the extent that the commission is recaptured by an affiliated broker-dealer. The distribution fee noted is an estimate in that it is not possible to determine with accuracy actual amounts that will be paid under the Plan to affiliated broker-dealers.

14 We  anticipate  that the 12b-1 fee will be less than .01%.

15 The Janus/JNL Global Equities Fund (the "Fund") is not available through a division as an investment option and is not available as an underlying fund to the S&P/JNL Core Index 50 Fund and the S&P/JNL Core Index 75 Fund. However, the Fund is available as an underlying fund of the S&P/JNL Conservative Growth Fund I, the S&P/JNL Moderate Growth Fund I, the S&P/JNL Aggressive Growth Fund I, the S&P/JNL Very Aggressive Growth Fund I, the S&P/JNL Equity Growth Fund I and the S&P/JNL Equity Aggressive Growth Fund I.


16 Underlying Fund Expenses. The expenses shown above are the annual operating expenses for the S&P/JNL Funds. Because the S&P/JNL Funds invest in other Funds of the JNL Series Trust, the S&P/JNL Funds will indirectly bear their pro rata share of fees and expenses of the underlying Funds in addition to the expenses shown.

The total annual operating expenses for each S&P/JNL Funds (including both the annual operating expenses for the S&P/JNL Funds and the annual operating expenses for the underlying Funds) could range from .81% to 1.42% (this range reflects an investment in the Funds with the lowest and highest Total Fund Annual Expenses). The total annual operating expenses for each S&P/JNL Core Index Funds (including both the annual operating expenses for the S&P/JNL Core Index Fund and the annual operating expenses for the underlying Funds) could range from .81% to 1.42% (this range reflects an investment in the Funds with the lowest and highest Total Fund Annual Expenses). The table below shows estimated total annual operating expenses for each of the S&P/JNL Fund based on the pro rata share of expenses that the S&P/JNL Funds would bear if they invested in a hypothetical mix of underlying Funds. The adviser believes the expenses shown below to be a likely approximation of the expenses the S&P/JNL Funds will incur based on the actual mix of underlying Funds. The expenses shown below include both the annual operating expenses for the S&P/JNL Funds and the annual operating expenses for the underlying Funds. The actual expenses of each S&P/JNL Fund will be based on the actual mix of underlying Funds in which it invests. The actual expenses may be greater or less than those shown.

         S&P/JNL Conservative Growth Fund I...........................  1.130%
         S&P/JNL Moderate Growth Fund I...............................  1.169%
         S&P/JNL Aggressive Growth Fund I.............................  1.211%
         S&P/JNL Very Aggressive Growth Fund I........................  1.209%
         S&P/JNL Equity Growth Fund I.................................  1.212%
         S&P/JNL Equity Aggressive Growth Fund I......................  1.220%
         S&P/JNL Core Index 50 Fund ..................................  1.023%
         S&P/JNL Core Index 75 Fund...................................  0.969%
         S&P/JNL Core Index 100 Fund..................................  0.902%

S&P NAME. "Standard & Poor's(R)," "S&P(R)," "S&P 500(R)," "Standard & Poor's 500," "500," "Standard & Poor's MidCap 400" and "S&P Midcap 400" are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by Jackson National Life Insurance Company. These Funds are not sponsored, endorsed, sold or promoted by Standard & Poor's and Standard & Poor's makes no representation regarding the advisability of investing in these Funds. Please see the Statement of Additional Information which sets forth certain additional disclaimers and limitations of liabilities on behalf of S&P.

17 DOW JONES NAME. "Dow Jones," "Dow Jones Industrial AverageSM," "DJIASM" and "The Dow 10SM" are service marks of Dow Jones & Company, Inc. (Dow Jones). Dow Jones has no relationship to the annuity, other than the licensing of the Dow Jones Industrial Average (DJIA) and its service marks for use in connection with the First Trust/JNL The Dow Target 10 Fund. Please see Appendix A for additional information.

18 The First Trust/JNL The S&P(R) Target 10 Fund is not sponsored, endorsed, sold or promoted by Standard & Poor's and Standard & Poor's makes no representation regarding the advisability of investing in this Fund. Please see the Statement of Additional Information which sets forth certain additional disclaimers and limitations of liabilities on behalf of S&P.

19 Any applicable Contract Enhancement recapture charges are deducted at the income date as well as on partial withdrawals in excess of free withdrawal amounts, upon total withdrawals and if your contract is returned during the free look period.


* The Janus/JNL Global Equities Fund (the "Fund") is not available through a division as an investment option. However, the Fund is available as an underlying fund of the S&P/JNL Conservative Growth Fund I, the S&P/JNL Moderate Growth Fund I, the S&P/JNL Aggressive Growth Fund I, the S&P/JNL Very Aggressive Growth Fund I, the S&P/JNL Equity Growth Fund I and the S&P/JNL Equity Aggressive Growth Fund I.

** The Janus/JNL Global Equities Fund (the "Fund") is not available through a division as an investment option. However, the Fund is available as an underlying fund of the S&P/JNL Conservative Growth Fund I, the S&P/JNL Moderate Growth Fund I, the S&P/JNL Aggressive Growth Fund I, the S&P/JNL Very Aggressive Growth Fund I, the S&P/JNL Equity Growth Fund I and the S&P/JNL Equity Aggressive Growth Fund I.

PART C.  OTHER INFORMATION

Item 24.  Financial Statements and Exhibits

          (a)  Financial Statements:
               (1)  Financial  statements  and  schedules  included  in  Part A:
                          Not Applicable

               (2)  Financial statements and schedules included in Part B:

                    Jackson National Separate Account - I:

                    Report of Independent Accountants
                    Statement of Assets and Liabilities as of
                         December 31, 2001
                    Statement of Operations for the Year Ended
                         December 31, 2001
                    Statement of Changes in Net Assets for the Years Ended
                         December 31, 2001 and December 31, 2000
                          Notes to Financial Statements

                    Jackson National Life Insurance Company:

                    Report of Independent Accountants
                    Consolidated Balance Sheet at December 31,
                         2001 and 2000
                      Consolidated Income Statement for the
                     years ended December 31, 2001, 2000 and
                         1999
                    Consolidated Statement of Stockholder's Equity and
                         Comprehensive Income for the years ended December 31, 2001, 2000 and 1999
                    Consolidated Statement of Cash flows for the
                         years ended December 31, 2001, 2000 and
                         1999
                    Notes to Consolidated Financial Statements

Item 24.(b) Exhibits relating to this Registration Statement under the Securities Act of 1933.

Exhibit
No.      Description

1. Resolution of Depositor's Board of Directors authorizing the establishment of the Registrant, incorporated by reference to the Registrant's Post-Effective Amendment No. 9, filed on April 21, 1999 (File Nos. 33-82080 and 811-8664).

2.       Not Applicable

3. General Distributor Agreement dated May 24, 1995, incorporated by reference to the Registrant's Post-Effective Amendment Number 3, filed on April 30, 1996 (File Nos. 33-82080 and 811-8664).

4.a.     Specimen of the Perspective III Fixed and Variable Annuity
         Contract, incorporated by reference to the Registrant's Registration Statement filed on November 21, 2001 (File Nos. 333-73850 and 811-8664).

b. Specimen of Tax Sheltered Annuity Endorsement, incorporated by reference to the Registrant's Pre-Effective Amendment No. 1 filed on March 15, 2001 (File Nos. 333-73850 and 811-8664).

c. Specimen of Retirement Plan Endorsement, incorporated by reference to the Registrant's Pre-Effective Amendment No. 1 filed on March 15, 2001 (File Nos. 333-73850 and 811-8664).

d. Specimen of Individual Retirement Annuity Endorsement, incorporated by reference to the Registrant's Pre-Effective Amendment No. 1 filed on March 15, 2001 (File Nos. 333-73850 and 811-8664).

e. Specimen of Roth IRA Endorsement, incorporated by reference to the Registrant's Pre-Effective Amendment No. 1 filed on March 15, 2001 (File Nos. 333-73850 and 811-8664).

f. Specimen of Earnings Protection Benefit Endorsement, incorporated by reference to the Registrant's Registration Statement filed on November 21, 2001 (File Nos. 333-73850 and 811-8664).

g. Specimen of 5% Compounded Death Benefit Endorsement, incorporated by reference to the Registrant's Registration Statement filed on November 21, 2001 (File Nos. 333-73850 and 811-8664).

h. Specimen of Combination Death Benefit Endorsement, incorporated by reference to the Registrant's Registration Statement filed on November 21, 2001 (File Nos. 333-73850 and 811-8664).

i. Specimen of Maximum Anniversary Value Death Benefit Endorsement, incorporated by reference to the Registrant's Registration Statement filed on November 21, 2001 (File Nos. 333-73850 and 811-8664).

j. Specimen of 2% Contract Enhancement Endorsement, incorporated by reference to the Registrant's Registration Statement filed on November 21,2001 (File Nos. 333-73850 and 811-8664).

k. Specimen of Guaranteed Minimum Income Benefit Endorsement, incorporated by reference to the Registrant's Registration Statement filed on November 21, 2001 (File Nos. 333-73850 and 811-8664).

l. Form of Preselected Death Benefit Endorsement, incorporated by reference to the Registrant's Pre-Effective Amendment No. 1 filed on March 15, 2001 (File Nos. 333-73850 and 811-8664).

m. Form of Reduced Administration Charge Endorsement, incorporated by reference to the Registrant's Post-Effective Amendment No. 1 filed on April 29, 2002 (File Nos. 333-73850 and 811-8664).

n.       Specimen of the Perspective Focus Fixed and Variable Annuity
         Contract, incorporated by reference to the Registrant's Post-Effective Amendment No. 1 filed on April 29, 2002 (File Nos. 333-73850 and 811-8664).

o. Specimen of 2% Contract Enhancement Endorsement, incorporated by reference to the Registrant's Post-Effective Amendment No. 1 filed on April 29, 2002 (File Nos. 333-73850 and 811-8664).

p. Specimen of Guaranteed Minimum Withdrawal Benefit endorsement, attached hereto.

q.       Specimen of Fixed Account Options Endorsement, attached hereto.

5.a. Form of the Perspective Focus Fixed and Variable Annuity Application, incorporated by reference to the Registrant's Pre-Effective Amendment No. 1 filed on March 15, 2001 (File Nos. 333-73850 and 811-8664).

5.b. Form of the Perspective Focus Fixed and Variable Annuity Application, to be filed by amendment.

6.a. Articles of Incorporation of Depositor, incorporated by reference to the Registrant's Post-Effective Amendment No. 3, filed on April 30, 1996 (File Nos. 33-82080 and 811-8664).

b.       By-laws of Depositor, incorporated by reference to the
         Registrant's   Post-Effective   Amendment   No. 3,  filed on
         April 30, 1996 (File Nos. 33-82080 and 811-8664).

7.       Not Applicable

8.       Not Applicable

9.       Opinion and Consent of Counsel, attached hereto.

10. Consent of Independent Accountants, incorporated by reference to the Registrant's Post-Effective Amendment No. 1 filed on April 29, 2002 (File Nos. 333-73850 and 811-8664).

11.      Not Applicable

12.      Not Applicable

13. Schedule of Computation of Performance, incorporated by reference to the Registrant's Post-Effective Amendment No. 1 filed on April 29, 2002 (File Nos. 333-73850 and 811-8664).

Item 25.  Directors and Officers of the Depositor

         Name and Principal                 Positions and Offices
         Business Address                   with Depositor

         Richard D. Ash                     Vice President -
         1 Corporate Way                    Actuary & Appointed Actuary
         Lansing, Michigan  48951

         John B. Banez                      Vice President -
         1 Corporate Way                    Systems and Programming
         Lansing, Michigan  48951

         James Binder                       Vice President -
         1 Corporate Way                    Finance and Corporate Strategy
         Lansing, Michigan  48951

         Joseph Mark Clark                  Vice President -
         1 Corporate Way                    Policy Administration
         Lansing, Michigan  48951

         Marianne Clone                     Vice President - Administration
         1 Corporate Way
         Lansing, Michigan 48951

         James B. Croom                     Vice President &
         1 Corporate Way                    Deputy General Counsel
         Lansing, Michigan  48951

         Gerald W. Decius                   Vice President -
         1 Corporate Way                    Systems Model Office
         Lansing, Michigan 48951

         Lisa C. Drake                      Senior Vice President & Actuary
         1 Corporate Way
         Lansing, Michigan 48951

         Robert A. Fritts                   Vice President &
         1 Corporate Way                    Controller - Financial
         Lansing, Michigan 48951            Operations

         Victor Gallo                       Senior Vice President -
         1 Corporate Way                    Group Pension
         Lansing, Michigan 48951

         James D. Garrison                  Vice President - Tax
         1 Corporate Way
         Lansing, MI  48951

         Rhonda K. Grant                    Vice President - Government
         1 Corporate Way                    & Public Relations
         Lansing, Michigan 48951

         Andrew B. Hopping                  Executive Vice President,
         1 Corporate Way                    Chief Financial Officer,
         Lansing, Michigan 48951            Treasurer and Director

         Stephen A. Hrapkiewicz             Vice President - Human
         1 Corporate Way                    Resources
         Lansing, Michigan 48951

         Cheryl Johns                       Vice President - Life Division
         1 Corporate Way
         Lansing, Michigan  48951

         Timo P. Kokko                      Vice President - Support
         1 Corporate Way                    Services
         Lansing, Michigan 48951

         Everett W. Kunzelman               Vice President - Underwriting
         1 Corporate Way
         Lansing, Michigan 48951

         Lynn W. Lopes                      Vice President - Group
         1 Corporate Way                    Pension
         Lansing, Michigan 48951

         Clark P. Manning                   President & Chief Executive Officer
         1 Corporate Way                    and Director
         Lansing, Michigan 48951

         Thomas J. Meyer                    Senior Vice President,
         1 Corporate Way                    General Counsel and
         Lansing, Michigan 48951            Secretary

         Keith R. Moore                     Vice President - Technology
         1 Corporate Way
         Lansing, Michigan 48951

         Jacky Morin                        Vice President -
         1 Corporate Way                    Group Pension
         Lansing, Michigan 48951

         P. Chad Myers                      Vice President - Asset
         1 Corporate Way                    Liability Management
         Lansing, Michigan 48951

         J. George Napoles                  Senior Vice President and
         1 Corporate Way                    Chief Information Officer
         Lansing, Michigan 48951

         Mark D. Nerud                      Vice President - Fund
         1 Corporate Way                    Accounting and Administration
         Lansing, Michigan 48951

         Bradley J. Powell                  Vice President - Institutional
         1 Corporate Way                    Marketing Group
         Lansing, Michigan 48951

         James B. Quinn                     Vice President - Broker
         1 Corporate Way                    Management
         Lansing, Michigan 48951

         James R. Sopha                     Senior Vice President -
         1 Corporate Way                    Corporate Development
         Lansing, Michigan 48951

         Scott L. Stolz                     Senior Vice President -
         1 Corporate Way                    Administration
         Lansing, Michigan 48951

         Connie J. Van Doorn                Vice President -
         1 Corporate Way                    Variable Annuity
         Lansing, Michigan 48951            Administration

         Michael A. Wells                   Vice Chairman
         1 Corporate Way                    and Director
         Lansing, Michigan 48951

Item 26.  Persons Controlled by or Under Common Control with the
          Depositor or Registrant.


           Company             State of Organization          Control/Ownership           Business Principal


Brooke Finance Corporation      Delaware                     100% Brooke Holdings, Inc.   Finance Company

Brooke Holdings, Inc.           Delaware                     100% Brooke Holdings (UK)    Holding Company Activities
                                                             Limited

Brooke Holdings (UK) Limited    United Kingdom               100% Holborn Delaware        Holding Company Activities
                                                             Corporation

Brooke Life Insurance Company   Michigan                     100% Brooke Holdings, Inc.   Life Insurance

Brooke (Jersey) Limited         United Kingdom               100% Prudential One Limited  Holding Company Activities

Crescent Telephone              Delaware                     100% Jackson National Life   Telecommunications
                                                             Insurance Company

Curian Capital, LLC             Michigan                     100% Jackson National Life   Registered Investment
                                                             Insurance Company            Advisor

GCI Holding Corporation         Delaware                     70% Jackson National Life    Holding Company Activities
                                                             Insurance Company

Gloucester Holdings             Delaware                     100% Jackson National Life   Adhesives
                                                             Insurance Company

GS28 Limited                    United Kingdom               100% Brooke Holdings (UK)    Holding Company Activities
                                                             Limited

Hermitage Management, LLC       Michigan                     100% Jackson National Life   Advertising Agency
                                                             Company Insurance

Holborn Delaware Corporation    Delaware                     80% Prudential One           Holding Company Activities
                                                             Limited, 10% Prudential
                                                             Two Limited, 10%
                                                             Prudential Three Limited

Holliston Mills                 Delaware                     70% Jackson National Life    Textile Mfg.
                                                             Insurance Company

Industrial Coatings Group       Delaware                     70% Jackson National Life    Textile Mfg.
                                                             Insurance Company

IFC Holdings, Inc.              Delaware                     100% National Planning       Broker/Dealer
                                                             Holdings Inc.

Investment Centers of America   Delaware                     100% IFC Holdings, Inc.      Broker/Dealer

IPM Products Group              Delaware                     100% Jackson National Life   Auto Parts
                                                             Insurance Company

Jackson Federal Bank            USA                          100% JNL Thrift Holdings,    Savings & Loan
                                                             Inc.

Jackson National Asset          Michigan                     100% Jackson National Life   Investment Adviser and

Management, LLC                                              Insurance Company            Transfer Agent

Jackson National Life           Delaware                     100% Jackson National Life   Advertising/ Marketing
Distributors, Inc.                                           Insurance Company            Corporation and
                                                                                          Broker/Dealer

Jackson National Life           New York                     100% Jackson National Life   Life Insurance
Insurance Company of  New York                               Insurance Company

JNLI LLC                        Delaware                     100% Jackson National Life   Tuscany Notes
                                                             Insurance Company

JNL Securities, LLC             Michigan                     100% Curian Capital, LLC     Broker/Dealer and
                                                                                          Insurance Agency

JNL Series Trust                Massachusetts                Common Law Trust with        Investment Company
                                                             contractual association
                                                             with Jackson National Life
                                                             Insurance Company of New
                                                             York

JNL Thrift Holdings, Inc.       Michigan                     100% Jackson National Life   Holding Company
                                                             Insurance Company

JNL Variable Fund LLC           Delaware                     100% Jackson National        Investment Company
                                                             Separate Account - I

JNL Variable Fund III LLC       Delaware                     100% Jackson National        Investment Company
                                                             Separate Account III

JNL Variable Fund IV LLC        Delaware                     100% Jackson National        Investment Company
                                                             Separate Account IV

JNL Variable Fund V LLC         Delaware                     100% Jackson National        Investment Company
                                                             Separate Account V

JNLNY Variable Fund I LLC       Delaware                     100% JNLNY Separate          Investment Company
                                                             Account I

JNLNY Variable Fund II LLC      Delaware                     100% JNLNY Separate          Investment Company
                                                             Account II

LePages Management Co., LLC     Delaware                     50% Jackson National Life    Adhesives
                                                             Insurance Company

National Planning Corporation   Delaware                     100% National Planning       Broker/Dealer and
                                                             Holdings, Inc.               Investment Adviser

National Planning Holdings,     Delaware                     100% Brooke Holdings, Inc.   Holding Company Activities
Inc.

PPM Special Investment Fund                                  80% Jackson National Life
                                                             Insurance Company

PPM Holdings, Inc.              Delaware                     100% Brooke Holdings, Inc.   Holding Company Activities

Prudential Corporation          United Kingdom               100% Prudential              Holding Company Activities
Holdings Limited                                             Corporation plc

Prudential plc                  United Kingdom               Publicly Traded              Financial Institution

Prudential One Limited          United Kingdom               100% Prudential              Holding Company Activities
                                                             Corporation Holdings
                                                             Limited

Prudential Two Limited          United Kingdom               100% Prudential One Limited  Holding Company Activities

Prudential Three Limited        United Kingdom               100% Prudential One Limited  Holding Company Activities

SII Investments, Inc.           Wisconsin                    100% National Planning       Broker/Dealer
                                                             Holdings, Inc.

Trust Centers of America        North Dakota                 100% IFC Holdings, Inc.      Trust Company

Item 27. Number of Contract Owners as of September 9, 2002.

                  Non-Qualified - 470
                  Qualified - 424

Item 28.  Indemnification

     Provision is made in the Company's Amended By-Laws for indemnification by the Company of any person who was or is a party or is threatened to be made a party to a civil, criminal, administrative or investigative action by reason of the fact that such person is or was a director, officer or employee of the Company, against expenses, including attorneys' fees, judgments, fines and amounts paid in settlement actually and reasonably incurred by such person in connection with such action, suit or proceedings, to the extent and under the circumstances permitted by the General Corporation Law of the State of Michigan.

     Insofar as indemnification for liabilities arising under the Securities Act of 1933 ("Act") may be permitted to directors, officers and controlling persons of the Company pursuant to the foregoing provisions, or otherwise, the Company has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against liabilities (other than the payment by the Company of expenses incurred or paid by a director, officer or controlling person of the Company in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Company will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 29.  Principal Underwriter

     (a) Jackson National Life Distributors, Inc. acts as general distributor for the Jackson National Separate Account - I. Jackson National Life Distributors, Inc. also acts as general distributor for the Jackson National Separate Account III, the Jackson National Separate Account V, the Jackson National Separate Account VI, the JNLNY Separate Account I and the JNLNY Separate Account II.

     (b) Directors and Officers of Jackson National Life Distributors, Inc.:

         Name and                           Positions and Offices
         Business Address                   with Underwriter
         ----------------                   ----------------

         Michael A. Wells                   Director
         401 Wilshire Blvd.
         Suite 1200
         Santa Monica, CA 90401

         Clark Manning                      Director
         1 Corporate Way
         Lansing, MI 48951

         Andrew B. Hopping                  Director
         1 Corporate Way
         Lansing, MI  48951

         Clifford J. Jack                   President and Chief
         401 Wilshire Blvd.                 Executive Officer
         Suite 1200
         Santa Monica, CA 90401

         Joseph E. Emanuel                  Executive Vice President -
         1 Corporate Way                    Operations
         Lansing, MI 48951

         David Collett                      Chief Financial Officer
         401 Wilshire Boulevard
         Suite 1200
         Santa Monica, CA 90401

         Gregory B. Salsbury                Executive Vice President
         401 Wilshire Blvd.
         Suite 1200
         Santa Monica, CA 90401

         Robert DeChellis                   Executive Vice President - National
         401 Wilshire Blvd.                 Sales Manager
         Suite 1200
         Santa Monica, CA 90401

         Christine A. Pierce-Tucker         Senior Vice President -
         401 Wilshire Boulevard             Variable Products
         Suite 1200
         Santa Monica, CA 90401

         Barry L. Bulakites                 Senior Vice President -
         401 Wilshire Blvd.                 Resource Development
         Suite 1200
         Santa Monica, CA 90401

         Bradley J. Powell                  Senior Vice President
         1 Corporate Way
         Lansing, MI 48951

         John Kawauchi                      Senior Vice President -
         401 Wilshire Boulevard             Marketing and Corporate
         Suite 1200                         Communications
         Santa Monica, CA 90401

         Greg Smith                         Vice President - West Coast
         401 Wilshire Boulevard             IT Account Manager
         Suite 1200
         Santa Monica, CA 90401

         Scott Yessner                      Senior Vice President
         401 Wilshire Boulevard
         Suite 1200
         Santa Monica, CA 90401

         Pam Aurbach                        Vice President - National Sales
         401 Wilshire Boulevard             Development
         Suite 1200
         Santa Monica, CA 90401

         Nikhil Advani                      Vice President
         8055 E. Tufts Avenue
         Suite 1100
         Denver, CO 80237

         Kendall Best                       Vice President - Strategic
         401 Wilshire Boulevard             Relations
         Suite 1200
         Santa Monica, CA 90401

         Sean P. Blowers                    Vice President - Index, Thrift
         401 Wilshire Boulevard             and Fixed Products
         Suite 1200
         Santa Monica, CA 90401

         Tori Bullen                        Vice President - Institutional
         401 Wilshire Boulevard             Marketing Group
         Suite 1200
         Santa Monica, CA 90401

         Luis Gomez                         Vice President - Marketing
         8055 E. Tufts Avenue
         Suite 1100
         Denver, CO 80237

         Phil Wright                        Vice President - Communications
         401 Wilshire Boulevard
         Suite 1200
         Santa Monica, CA 90401

         James L. Simon                     Director of Compliance
         1 Corporate Way                    and Secretary
         Lansing, MI 48951

         Stephen Pene                       Financial Operations
         401 Wilshire Boulevard
         Suite 1200
         Santa Monica, CA 90401


     (c)


                      Net Under      Compensation
                      -writing       on
                      Discounts      Redemption
Name of Principal     and            or Annuiti       Brokerage
Underwriter           Commissions    -zation          Commissions   Compensation
-----------           -----------    -------          -----------   ------------

Jackson
National Life          Not            Not             Not           Not
Distributors, Inc.     Applicable     Applicable      Applicable    Applicable

Item 30. Location of Accounts and Records

                  Jackson National Life Insurance Company
                  1 Corporate Way
                  Lansing, Michigan 48951

                  Jackson National Life Insurance Company
                  Institutional Marketing Group Service Center
                  1 Corporate Way
                  Lansing, Michigan 48951

                  Jackson National Life Insurance Company
                  8055 East Tufts Ave., Second Floor
                  Denver, Colorado 80237

                  Jackson National Life Insurance Company
                  225 West Wacker Drive, Suite 1200
                  Chicago, IL  60606

Item 31. Management Services

                  Not Applicable

Item 32. Undertakings and Representations

               a. Jackson National Life Insurance Company hereby undertakes to file a post-effective amendment to this Registration Statement as frequently as is necessary to ensure that the audited financial statements in the Registration Statement are never more than sixteen
          (16) months old for so long as payment under the variable annuity contracts may be accepted.

               b. Jackson National Life Insurance Company hereby undertakes to include either (1) as part of any application to purchase a contract offered by the Prospectus, a space that an applicant can check to request a Statement of Additional Information, or (2) a postcard or similar written communication affixed to or included in the Prospectus that the applicant can remove to send for a Statement of Additional Information.

               c. Jackson National Life Insurance Company hereby undertakes to deliver any Statement of Additional Information and any financial statement required to be made available under this Form promptly upon written or oral request.

               d. Jackson National Life Insurance Company represents that the fees and charges deducted under the contract, in the aggregate, are reasonable in relation to the services rendered, the expenses to be incurred, and the risks assumed by Jackson National Life Insurance Company.

               e. The Registrant hereby represents that any contract offered by the prospectus and which is issued pursuant to Section 403(b)of the Internal Revenue Code of 1986 as amended,is issued by the Registrant in reliance upon, and in compliance with, the Securities and Exchange Commission's industry-wide no-action letter to the American Council of Life Insurance (publicly available November 28, 1988) which permits withdrawal restrictions to the extent necessary to comply with IRS
          Section 403(b)(11).

                                   SIGNATURES

         As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has caused this Registration Statement to be signed on its behalf, in the City of Lansing, and State of Michigan, on this 1st day of Novemer, 2002.

                           Jackson National Separate Account - I
                                  (Registrant)

                           By:  Jackson National Life Insurance Company

                           By: /s/ Andrew B. Hopping*
                               -----------------------------------------
                                    Andrew B. Hopping
                                    Executive Vice President -
                                    Chief Financial Officer and Director

                           Jackson National Life Insurance Company
                                   (Depositor)

                           By: /s/ Andrew B. Hopping*
                               -----------------------------------------
                                     Andrew B. Hopping
                                     Executive Vice President -
                                     Chief Financial Officer and Director

         As required by the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

/s/ Clark P. Manning
-----------------------------------*                          November 1, 2002
Clark P. Manning, President, Chief                            ------------------
Executive Officer and Director

/s/ Michael A. Wells
-----------------------------------*                          November 1, 2002
Michael A. Wells, Director                                    ------------------

/s/ Andrew B. Hopping
-----------------------------------*                          November 1, 2002
Andrew B. Hopping, Executive Vice President -                 ------------------
Chief Financial Officer and Director

/s/ Robert A. Fritts
-----------------------------------*                          November 1, 2002
Robert A. Fritts, Vice President                              ------------------
and Comptroller - Financial Operations


* Thomas J. Meyer, Senior Vice President, Secretary,
General Counsel and Attorney-in-Fact

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned as a director and/or officer of JACKSON NATIONAL LIFE INSURANCE COMPANY (the Depositor), a Michigan corporation, hereby appoints Andrew B. Hopping, Thomas J. Meyer and Clark P. Manning (with full power to each of them to act alone) his attorney-in-fact and agent, each with full power of substitution and resubstitution, for and in his name, place and stead, in any and all capacities, to execute, deliver and file in the names of the undersigned, any of the documents referred to below relating to the registration statement on Form N-4, under the Investment Company Act of 1940, as amended, and under the Securities Act of 1933, as amended, covering the registration of a Variable Annuity Contract issued by Jackson National Separate Account - I (the Registrant), including the initial registration statements, any amendment or amendments thereto, with all exhibits and any and all documents required to be filed with respect thereto with any regulatory authority. Each of the undersigned grants to each of said attorney-in-fact and agent, full authority to do every act necessary to be done in order to effectuate the same as fully, to all intents and purposes as he could do in person, thereby ratifying all that said attorney-in-fact and agent, may lawfully do or cause to be done by virtue hereof.

     This Power of Attorney may be executed in one or more counterparts, each of which shall be deemed to be an original, and all of which shall be deemed to be a single document.

     IN WITNESS WHEREOF, each of the undersigned director and/or officer here of Attorney as of the 7th day of January 2002.

/s/ Clark P. Manning
______________________________________
Clark P. Manning, President, Chief
Executive Officer and Director

/s/ Michael A. Wells
______________________________________
Michael A. Wells, Director

/s/ Andrew B. Hopping
______________________________________
Andrew B. Hopping, Executive Vice President,
Chief Financial Officer and Director

/s/ Robert A. Fritts
______________________________________
Robert A. Fritts, Vice President
and Controller - Financial Operations

EXHIBIT LIST

Exhibit
No.       Description

4.p. Guaranteed Minimum Withdrawal Benefit Endorsement, attached hereto as EX-99.4.p.

4.q.      Fixed Account Options Endorsement, attached hereto as EX-99.4.q.

9.        Opinion of Counsel, attached hereto as EX-99.9.